                                                                    EXHIBIT 99.1
                                                                    EXECUTION

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                                    Depositor

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                  Master Servicer and Securities Administrator

                                       and

                       HSBC BANK USA, NATIONAL ASSOCIATION
                                     Trustee

                           ---------------------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 2004

                           ---------------------------

                         SEQUOIA MORTGAGE TRUST 2004-12

                               TABLE OF CONTENTS

                                                                                                Page
ARTICLE I DEFINITIONS........................................................................    8

Section 1.01.     Definitions................................................................    8
Section 1.02.     Calculations Respecting Mortgage Loans.....................................   42

ARTICLE II DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES....................................   42

Section 2.01.     Creation and Declaration of Trust Fund; Conveyance of Mortgage Assets......   42
Section 2.02.     Acceptance of Trust Fund by Trustee; Review of Documentation for Trust
                  Fund.......................................................................   46
Section 2.03.     Representations and Warranties of the Depositor............................   47
Section 2.04.     Discovery of Breach; Repurchase or Substitution of Mortgage Loans..........   50
Section 2.05.     [Reserved].................................................................   52
Section 2.06.     Grant Clause...............................................................   52

ARTICLE III THE CERTIFICATES.................................................................   53

Section 3.01.     The Certificates...........................................................   53
Section 3.02.     Registration...............................................................   54
Section 3.03.     Transfer and Exchange of Certificates......................................   54
Section 3.04.     Cancellation of Certificates...............................................   58
Section 3.05.     Replacement of Certificates................................................   58
Section 3.06.     Persons Deemed Owners......................................................   59
Section 3.07.     Temporary Certificates.....................................................   59
Section 3.08.     Appointment of Paying Agent................................................   59
Section 3.09.     Book-Entry Certificates....................................................   60

ARTICLE IV ADMINISTRATION OF THE TRUST FUND..................................................   61

Section 4.01.     Custodial Accounts; Distribution Account...................................   61
Section 4.02.     The Securities Account.....................................................   62
Section 4.03.     Liability of the Securities Intermediary...................................   65
Section 4.04.     Reports to Trustee and Certificateholders..................................   65

ARTICLE V DISTRIBUTIONS TO HOLDERS OF CERTIFICATES...........................................   67

Section 5.01.     Distributions Generally....................................................   67
Section 5.02.     Distributions from the Distribution Account................................   68
Section 5.03.     Allocation of Losses.......................................................   72
Section 5.04.     Advances by Master Servicer................................................   73
Section 5.05.     Compensating Interest Payments.............................................   73

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Section 5.06.     Reserve Fund...............................................................   73

ARTICLE VI CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT........   75

Section 6.01.     Duties of Trustee and the Securities Administrator.........................   75
Section 6.02.     Certain Matters Affecting the Trustee and the Securities Administrator.....   78
Section 6.03.     Trustee and Securities Administrator Not Liable for Certificates...........   79
Section 6.04.     Trustee and the Securities Administrator May Own Certificates..............   80
Section 6.05.     Eligibility Requirements for Trustee and Securities Administrator..........   80
Section 6.06.     Resignation and Removal of Trustee and the Securities Administrator........   81
Section 6.07.     Successor Trustee and Successor Securities Administrator...................   82
Section 6.08.     Merger or Consolidation of Trustee or the Securities Administrator.........   83
Section 6.09.     Appointment of Co-Trustee, Separate Trustee or Custodian...................   83
Section 6.10.     Authenticating Agents......................................................   84
Section 6.11.     Indemnification of the Trustee and the Securities Administrator............   85
Section 6.12.     Fees and Expenses of Securities Administrator and the Trustee..............   86
Section 6.13.     Collection of Monies.......................................................   86
Section 6.14.     Events of Default; Trustee To Act; Appointment of Successor................   86
Section 6.15.     Additional Remedies of Trustee Upon Event of Default.......................   90
Section 6.16.     Waiver of Defaults.........................................................   90
Section 6.17.     Notification to Holders....................................................   90
Section 6.18.     Directions by Certificateholders and Duties of Trustee During Event of
                  Default....................................................................   91
Section 6.19.     Action Upon Certain Failures of the Master Servicer and Upon Event of
                  Default....................................................................   91
Section 6.20.     Preparation of Tax Returns and Other Reports...............................   91

ARTICLE VII PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND.....................   93

Section 7.01.     Purchase of Mortgage Loans; Termination of Trust Fund......................   93
Section 7.02.     Procedure Upon Termination of Trust Fund...................................   94
Section 7.03.     Additional Trust Fund Termination Requirements.............................   95

ARTICLE VIII RIGHTS OF CERTIFICATEHOLDERS....................................................   96

Section 8.01.     Limitation on Rights of Holders............................................   96
Section 8.02.     Access to List of Holders..................................................   97
Section 8.03.     Acts of Holders of Certificates............................................   98
Section 8.04.     Rights of Certificateholders as Holders of the Underlying Certificates.....   98

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ARTICLE IX ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER.............    99

Section 9.01.     Duties of the Master Servicer; Enforcement of Servicer's and Master
                  Servicer's Obligations.....................................................    99
Section 9.02      Assumption of Master Servicing by Trustee..................................   102
Section 9.03.     Representations and Warranties of the Master Servicer......................   102
Section 9.04.     Compensation to the Master Servicer........................................   104
Section 9.05.     Merger or Consolidation....................................................   105
Section 9.06.     Resignation of Master Servicer.............................................   105
Section 9.07.     Assignment or Delegation of Duties by the Master Servicer..................   105
Section 9.08.     Limitation on Liability of the Master Servicer and Others..................   106
Section 9.09.     Indemnification; Third-Party Claims........................................   106
Section 9.10.     Master Servicer Fidelity Bond and Master Servicer Errors and Omissions
                  Insurance Policy...........................................................   107

ARTICLE X REMIC ADMINISTRATION...............................................................   107

Section 10.01.    REMIC Administration.......................................................   107
Section 10.02.    Prohibited Transactions and Activities.....................................   109
Section 10.03.    Indemnification with Respect to Prohibited Transactions or Loss of
                  REMIC Status...............................................................   110
Section 10.04.    REO Property...............................................................   110

ARTICLE XI MISCELLANEOUS PROVISIONS..........................................................   111

Section 11.01.    Binding Nature of Agreement; Assignment....................................   111
Section 11.02.    Entire Agreement...........................................................   111
Section 11.03.    Amendment..................................................................   111
Section 11.04.    Voting Rights..............................................................   112
Section 11.05.    Provision of Information...................................................   113
Section 11.06.    Governing Law..............................................................   113
Section 11.07.    Notices....................................................................   113
Section 11.08.    Severability of Provisions.................................................   114
Section 11.09.    Indulgences; No Waivers....................................................   114
Section 11.10.    Headings Not To Affect Interpretation......................................   114
Section 11.11.    Benefits of Agreement......................................................   114
Section 11.12.    Special Notices to the Rating Agencies.....................................   115
Section 11.13.    Conflicts..................................................................   116
Section 11.14.    Counterparts...............................................................   116
Section 11.15     No Petitions...............................................................   116

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   ATTACHMENTS

Exhibit A      Forms of Certificates
Exhibit B      Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C      Form of Residual Certificate Transfer Affidavit (Transferor)
Exhibit D      Form of Custody Agreements
Exhibit E      List of Servicing Agreements
Exhibit F      List of Purchase Agreements
Exhibit G      List of Limited Purpose Surety Bonds
Exhibit H      Form of Rule 144A Transfer Certificate
Exhibit I      Form of Purchaser's Letter for Institutional Accredited Investors
Exhibit J      Form of ERISA Transfer Affidavit
Exhibit K      Form of Letter of Representations with the Depository Trust
               Company
Exhibit L      [Reserved]
Exhibit M      Form of Certification to be Provided to the Depositor by the
               Securities Administrator

Schedule A     Mortgage Loan Schedule

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      This POOLING AND SERVICING AGREEMENT, dated as of December 1, 2004 (the "Agreement"), by and among SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the "Depositor"), HSBC Bank USA, National Association, a national banking association, as trustee (the "Trustee"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its dual capacities as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator") and acknowledged by RWT HOLDINGS, INC., a Delaware corporation, as seller (the "Seller"), for purposes of Section 2.04.

                              PRELIMINARY STATEMENT

      The Depositor has acquired the Mortgage Loans and the Underlying Certificates from the Seller and at the Closing Date is the owner of the Mortgage Loans, the Underlying Certificates and the other property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor's transfer to the Trust Fund of the Mortgage Loans, the Underlying Certificates and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans, the Underlying Certificates and the other property constituting the Trust Fund. All covenants and agreements made by the Seller in the Mortgage Asset Purchase and Sale Agreement and in this Agreement and by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans, the Underlying Certificates and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates. The Depositor, the Trustee, the Master Servicer and the Securities Administrator are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

      As provided herein, the Trustee shall elect that the Trust Fund (exclusive of the Additional Collateral and the assets deposited in the Reserve Fund) be treated for federal income tax purposes as comprising four real estate mortgage investment conduits (each, a "REMIC" or, in the alternative, "Lower Tier REMIC 1," "Lower Tier REMIC 2" (collectively, the "Lower-Tier REMICs"), the "Middle-Tier REMIC," and the "Upper-Tier REMIC," respectively). Each Certificate, other than the Class A-R Certificate and the Class LT-R Certificate, is hereby designated as a regular interest in the Upper-Tier REMIC, as described herein. In addition, the LIBOR Certificates each represent the right to receive payments in respect of Net WAC Shortfalls from the related Sub Account of the Reserve Fund as provided in Section 5.02 and Section 5.06. The owners of the Interest-Only Certificates beneficially own the Sub Accounts that compose the Reserve Fund. The Class A-R Certificate is hereby designated as the sole class of residual interest in the Upper-Tier REMIC. The Class A-R Certificate also evidences ownership of the sole class of residual interest in the Middle-Tier REMIC (the "MT-R Interest").

      Lower-Tier REMIC 1 shall hold as its assets all property of the Trust Fund relating to the Pool 1 and Pool 2 Mortgage Loans, other than the Additional Collateral, the assets deposited in the Reserve Fund, and the interests in any REMIC formed hereby. Each Lower-Tier Interest in Lower Tier REMIC 1 other than the LT1-R Interest is hereby designated as a regular interest in Lower-Tier REMIC 1 and the LT1-R Interest is hereby designated as the sole Class of residual interest in Lower-Tier REMIC 1.

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      Lower-Tier REMIC 2 shall hold as its assets the Underlying Certificates, all proceeds and other property of the Trust Fund relating to the Underlying Certificate, other than the Additional Collateral, the assets deposited in the Reserve Fund, and the interests in any REMIC formed hereby. Each Lower-Tier Interest in Lower Tier REMIC 2 other than the LT2-R Interest is hereby designated as a regular interest in Lower-Tier REMIC 2 and the LT2-R Interest is hereby designated as the sole Class of residual interest in Lower-Tier REMIC 2. The Class LT-R Certificate evidences ownership of the sole class of residual interest in each of the Lower-Tier REMICs.

      The Middle-Tier REMIC shall hold as its assets the Lower-Tier Interests other than the LT1-R and LT2-R Interests. Each Middle-Tier Interest other than the MT-R Interest is hereby designated as a regular interest in the Middle-Tier REMIC and the MT-R Interest is hereby designated as the sole class of residual interest in the Middle-Tier REMIC. The Upper-Tier REMIC shall hold as its assets the Middle-Tier Interests other than the MT-R Interest.

      THE LOWER-TIER REMIC 1 INTERESTS

      The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier
Interests:

   Lower-Tier                                                                   Corresponding Pool or
REMIC 1 Interest                                     Initial Class              Corresponding Class of
  Designation                Interest Rate         Principal Amount                 Certificates
----------------             -------------       -------------------            -----------------------
LT1-Pool 1                        (1)            $    396,206,271.66                      1
LT1-Pool 1 PSA                    (1)            $        158,547.19                      1
LT1-Pool 2                        (2)            $    216,988,229.46                      2
LT1-Pool 2 PSA                    (2)            $         86,830.60                      2
LT1-R                             (3)                      (3)                      Class LT-R

------------------

      (1) The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Lower-Tier Interests will be a per annum rate equal to the Pool 1 Net WAC.

      (2) The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Lower-Tier Interests will be a per annum rate equal to the Pool 2 Net WAC.

      (3) The LT1-R Interest is the sole class of residual interest in Lower-Tier REMIC 1. It does not have a principal balance and does not bear interest.

      On each Distribution Date, the Available Distribution Amount distributable as interest shall be distributed as interest with respect to the Lower-Tier Interests in Lower-Tier REMIC 1 based on the interest rates described above. On each Distribution Date, Interest Shortfalls shall be allocated among the related Lower-Tier Interests based on the relative amounts of interest otherwise accrued for the related Accrual Period on each such Lower-Tier Interest.

      On each Distribution Date, the remaining Available Distribution Amount shall be distributed as principal on the Lower-Tier Interests as follows:

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      (1) first, from the remaining Available Distribution Amount for Pool 1, to the LT1-Pool 1 PSA Interest until its principal balance equals one percent of the Pool Subordinate Amount for Pool 1 after such Distribution Date;

      (2) second, from the remaining Available Distribution Amount for Pool 2, to the LT1-Pool 2 PSA Interest until its principal balance equals one percent of the Pool Subordinate Amount for Pool 2 after such Distribution Date;

      (3) third, to the LT1-Pool 1 PSA or LT1-Pool 2 PSA Interest, from the remaining Available Distribution Amount, the minimum amount necessary to cause the ratio of the principal balance of such Lower-Tier REMIC Interest to the principal balance of the other such Lower-Tier REMIC Interest to equal the ratio of the Pool Subordinate Amount related to such interest to the Pool Subordinate Amount related to the other Lower-Tier REMIC Interest immediately after such Distribution Date;

      (4) fourth, from the remaining Available Distribution Amount for Pool 1, to the LT1-Pool 1 Interest, until its balance is reduced to zero;

      (5) fifth, from the remaining Available Distribution Amount for Pool 2, to the LT1-Pool 2 Interest, until its balance is reduced to zero; and

      (6)   finally, to the Class LT1-R Interest, any remaining amounts.

      THE LOWER-TIER REMIC 2 INTERESTS

      The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier
Interests:

   Lower-Tier                                                                   Corresponding Pool or
REMIC 2 Interest                                     Initial Class              Corresponding Class of
  Designation                Interest Rate         Principal Amount                  Certificates
----------------             -------------       -------------------            ----------------------
LT2-A3                            (1)            $    218,330,615.00                 A-3, X-A2
LT2-R                             (2)                     (2)                        Class LT-R

------------------

      (1) The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Lower-Tier Interests will be a per annum rate equal to the Underlying Certificate Interest Rate.

      (2) The LT2-R Interest is the sole class of residual interest in Lower-Tier REMIC 2. It does not have a principal balance and does not bear interest.

      On each Distribution Date, the Available Distribution Amount distributable as interest shall be distributed as interest with respect to the Lower-Tier Interests in Lower-Tier REMIC 2 based on the interest rates described above. On each Distribution Date, Interest Shortfalls shall be allocated among the related Lower-Tier Interests in Lower-Tier REMIC 2 based on the relative amounts of interest otherwise accrued for the related Accrual Period on each such Lower-Tier Interest.

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Pooling and Servicing Agmt.

      On each Distribution Date, the remaining Available Distribution Amount shall be distributed as principal on the Lower-Tier Interests as follows:

      (1) first, to the LT2-A3 Interest until its principal balance is reduced to zero; and

      (2) second, to the Class LT2-R Interest, any remaining amounts.

      THE MIDDLE-TIER REMIC INTERESTS

      The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Middle-Tier
Interests:

 Middle-Tier
REMIC Interest                                      Initial Class               Corresponding Class of
 Designation                Interest Rate         Principal Amount                   Certificate(s)
-------------               -------------      ---------------------            -----------------------
MT-A1                           (1)            $      380,510,100.00                A-1, A-R, X-A1
MT-A2                           (2)            $      208,392,000.00                   A-2, X-A1
MT-A3                           (3)            $      218,330,615.00                   A-3, X-A2
MT-B1                           (4)            $        8,588,000.00                    B-1, X-B
MT-B2                           (4)            $        6,134,000.00                    B-2, X-B
MT-B3                           (4)            $        3,680,000.00                    B-3, X-B
MT-B4                           (4)            $        2,453,000.00                       B-4
MT-B5                           (4)            $          920,000.00                       B-5
MT-B6                           (4)            $        2,762,778.91                       B-6
MT-R                            (5)                        (5)                            MT-R

------------------

      (1) The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Middle-Tier Interest will be a per annum rate equal to the Pool 1 Net WAC, which represents, for purposes of the REMIC Provisions, the weighted average of the interest rates on the LT-Pool 1 Interest and LT-Pool 1 PSA Interest.

      (2) The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Middle-Tier Interest will be a per annum rate equal to the Pool 2 Net WAC, which represents, for purposes of the REMIC Provisions, the weighted average of the interest rates on the LT-Pool 2 Interest and LT-Pool 2 PSA Interest.

      (3) The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Middle-Tier Interest will be a per annum rate equal to the Underlying Certificate Interest Rate, which represents, for purposes of the REMIC Provisions, 100% of the interest on the LT2-A3 Interest.

      (4) The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Middle-Tier Interests will be a per annum rate equal to the weighted average of the interest rates payable on the LT-Pool 1 PSA and LT-Pool 2 PSA Lower-Tier Interests, weighted by the respective Class Principal Amounts of each such Lower-Tier Interest.

      (5) The MT-R Interest is the sole class of residual interest in the Middle-Tier REMIC. It does not have a principal balance and does not bear interest.

      On each Distribution Date, the Available Distribution Amount distributable with respect to the Lower-Tier Interests as interest shall be distributed as interest with respect to the Middle-Tier Interests based on the interest rates described above. On each Distribution Date, Interest

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Shortfalls shall be allocated among the related Middle-Tier Interests based on the relative amounts of interest otherwise accrued for the related Accrual Period on each such Middle-Tier Interest.

      On each Distribution Date, the remaining Available Distribution Amount distributable to the Lower-Tier Interests as principal shall be distributed to the Middle-Tier Interests as follows:

            (i) first, from the Available Distribution Amount related to the LT1-Pool 1 and LT1-Pool 1 PSA Lower-Tier Interests, to the MT-A1 Middle Tier Interest until its Class Principal Amount equals the sum of the Class Principal Amounts of the Class A-1 and Class A-R Certificates;

            (ii) second, from the Available Distribution Amount related to the LT1-Pool 2 and LT1-Pool 2 PSA Lower Tier Interests, to the MT-A2 Middle Tier Interest until its Class Principal Amount equals the Class Principal Amounts of the Class A-2 Certificate;

            (iii) third, from the Available Distribution Amount related to the
                  LT-2-A-3 Lower Tier Interests, to the MT-A3 Middle Tier Interest until its Class Principal Amount equals the Class Principal Amounts of the Class A-3 Certificate;

            (iv) fourth, to the MT-B1 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-1 Certificate;

            (v) fifth, to the MT-B2 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-2 Certificate;

            (vi) sixth, to the MT-B3 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-3 Certificate;

            (vii) seventh, to the MT-B4 Interest until its Class Principal
                  Amount equals the Class Principal Amount of the Class B-4 Certificate;

            (viii) eighth, to the MT-B5 Interest until its Class Principal
                  Amount equals the Class Principal Amount of the Class B-5 Certificate;

            (ix) ninth, to the MT-B6 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-6 Certificate; and

            finally, to the MT-R Interest, any remaining amounts.

      THE CERTIFICATES AND THE UPPER-TIER REMIC

      The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount), and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder.

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Pooling and Servicing Agmt.

                                                    INITIAL CLASS                    MINIMUM
                           CERTIFICATE         CLASS PRINCIPAL AMOUNT            DENOMINATIONS OR
CLASS DESIGNATION         INTEREST RATE       OR CLASS NOTIONAL AMOUNT          PERCENTAGE INTEREST
-----------------         -------------       ------------------------          -------------------
    Class A-1                  (1)                $380,510,000.00                  $ 25,000.00
    Class A-2                  (2)                $208,392,000.00                  $ 25,000.00
    Class A-3                  (3)                $218,330,615.00                  $ 25,000.00
   Class X-A1                  (4)                      (5)                                100%
   Class X-A2                  (6)                      (7)                                100%
    Class X-B                  (8)                      (9)                                100%
    Class B-1                 (10)                $  8,588,000.00                  $ 25,000.00
    Class B-2                 (11)                $  6,134,000.00                  $ 25,000.00
    Class B-3                 (12)                $  3,680,000.00                  $ 25,000.00
    Class B-4                 (13)                $  2,453,000.00                  $100,000.00
    Class B-5                 (13)                $    920,000.00                  $100,000.00
    Class B-6                 (13)                $  2,762,778.91                  $100,000.00
    Class A-R                 (14)                $        100.00                          100%
   Class LT-R                 (15)                      (14)                               100%

(1) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class A-1 Certificates is the per annum rate equal to the least of (i) One-Month LIBOR plus 0.270%, (ii) the Pool 1 Net WAC and (iii) 11.500%; provided, however, if a Non-Redemption Event occurs, then the per annum rate calculated pursuant to clause (i) above with respect to the Class A-1 Certificates will be One-Month LIBOR plus 0.540% for all Distribution Dates thereafter, commencing with the Distribution Date immediately following such Non-Redemption Event.

(2) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class A-2 Certificates is the per annum rate equal to the least of (i) Six-Month LIBOR plus 0.290%, (ii) the Pool 2 Net WAC and (iii) 11.500%; provided, however, if a Non-Redemption Event occurs, then the per annum rate calculated pursuant to clause (i) above with respect to the Class A-2 Certificates will be Six-Month LIBOR plus 0.580% for all Distribution Dates thereafter, commencing with the Distribution Date immediately following such Non-Redemption Event.

(3) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class A-3 Certificates is a per annum rate equal to the least of (i) Six-Month LIBOR plus 0.320%, (ii) the Underlying Certificate Interest Rate and (iii) 11.500%.

(4) The Class X-A1 Certificate consists of two Components: the Pool 1 Component and the Pool 2 Component. The Pool 1 Component will bear interest at the Pool 1 Component Interest Rate, and the Pool 2 Component will bear interest at the Pool 2 Component Interest Rate. The Holder of the Class X-A1 Certificate may not transfer the related Components separately. For purposes of the REMIC Provisions, interest payable on the Class X-A1 Certificates represents the sum of two specified portions, consisting of: (i) the Pool 1 Component, which equals the excess, if any, of (A) interest accrued on the MT-A1 Middle Tier Interest over (B) interest accrued on the MT-A1 Middle Tier Interest computed by assuming the rate payable on such Middle-Tier Interest is subject to a cap equal to the rate at which interest accrues on the Class A-1 Certificates, and (ii) the Pool 2 Component, which equals the excess, if any, of (A) interest accrued on the MT-A2 Middle Tier Interest over (B) interest accrued on the MT-A2 Middle Tier Interest computed by assuming the rate payable on such Middle-Tier Interest is subject to a cap equal to the rate at which interest accrues on the Class A-2 Certificates, for the related Accrual Period (in each case, multiplied by a fraction, the numerator of which is 28 and the denominator of which is 30, for the first Distribution Date only).

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Pooling and Servicing Agmt.

(5) The Class X-A1 Certificate is an interest only Class and for any Distribution Date shall have a Class Notional Amount equal to the sum of
      (i) the Pool 1 Component Notional Amount and (ii) the Pool 2 Component Notional Amount for such Distribution Date. The initial Class Notional Amount of the Class X-A1 Certificates is $588,902,000. The Holder of the Class X-A1 Certificate may not transfer the related Components separately.

(6) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class X-A2 Certificates will be equal to the excess of the Underlying Certificate Interest Rate over the Certificate Interest Rate on the Class A-3 Certificates (multiplied by a fraction, the numerator of which is 28 and the denominator of which is 30 for the first Distribution Date only). For purposes of the REMIC Provisions, such rate constitutes a specified portion rate.

(7) The Class X-A2 Certificate is an interest only Class and for any Distribution Date shall have a Class Notional Amount equal to the Class Principal Amount of the Class A-3 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class X-A2 Certificates is $218,330,615.

(8) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class X-B Certificates will be equal to the excess of the Subordinate Net WAC over the weighted average of the Certificate Interest Rates on the Class B-1, Class B-2 and Class B-3 Certificates (multiplied by a fraction, the numerator of which is 28 and the denominator of which is 30 for the first Distribution Date only). For purposes of the REMIC Provisions, (i) Subordinate Net WAC represents a per annum rate equal to the weighted average of the interest rates paid on the MT-B1, MT-B2, MT-B3, MT-B4, MT-B5 and MT-B6 Middle-Tier Interests and (ii) the weighted average of the Certificate Interest Rates on the Class B-1, Class B-2 and Class B-3 Certificates for any Distribution Date is intended to represent the weighted average of the interest rates payable on the MT-B1, MT-B2 and MT-B3 Middle-Tier Interests, subject to a funds available cap computed by subjecting the rate payable on the MT-B1 Middle-Tier Interest to a cap equal to the rate payable on the Class B-1 Certificates, the rate payable on the MT-B2 Middle-Tier Interest to a cap equal to the rate payable on the Class B-2 Certificates, and the rate payable on the MT-B3 Middle-Tier Interest to a cap equal to the rate payable on the Class B-3 Certificates.

(9) The Class X-B Certificate is an interest only Certificate and for any Distribution Date the Class Notional Amount of the Class X-B Certificates is equal to the aggregate of the Class Principal Amounts of the Class B-1, Class B-2 and Class B-3 Certificates immediately before such Distribution Date. The initial Class Notional Amount of the Class X-B Certificates is $18,402,000.

(10) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class B-1 Certificates is the per annum rate equal to the least of (i) One-Month LIBOR plus 0.500%, (ii) the Subordinate Net WAC and (iii) 11.500%; provided, however, if a Non-Redemption Event occurs, then the per annum rate calculated pursuant to clause (i) above with respect to the Class B-1 Certificates will be One-Month LIBOR plus 0.750% for all Distribution Dates thereafter, commencing with the Distribution Date immediately following such Non-Redemption Event.

(11) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class B-2 Certificates is the per annum rate equal to the least of (i) One-Month LIBOR plus 0.850%, (ii) the Subordinate Net WAC and (iii) 11.500%; provided, however, if a Non-Redemption Event occurs, then the per annum rate calculated pursuant to clause (i) above with respect to the Class B-2 Certificates will be One-Month LIBOR plus 1.275% for all Distribution Dates thereafter, commencing with the Distribution Date immediately following such Non-Redemption Event.

(12) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class B-3 Certificates is the per annum rate equal to the least of (i) One-Month LIBOR plus 1.250%, (ii) the Subordinate Net WAC and (iii) 11.500%; provided, however, if a Non-Redemption Event occurs, then the per annum rate calculated pursuant to clause (i) above with respect to the Class B-3 Certificates will be One-Month LIBOR plus 1.875% for all Distribution Dates thereafter, commencing with the Distribution Date immediately following such Non-Redemption Event.

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Pooling and Servicing Agmt.

(13) The Certificate Interest Rates with respect to any Distribution Date (and the related Accrual Period) for the Class B-4, Class B-5 and Class B-6 Certificates will equal the Subordinate Net WAC, which is a per annum rate equal to the weighted average of the interest rates paid on the MT-B1, MT-B2, MT-B3, MT-B4, MT-B5 and MT-B6 Middle-Tier Interests.

(14) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class A-R Certificates will equal the Pool 1 Net WAC.

(15) The Class LT-R Certificate does not have a Class Principal Amount or a Certificate Interest Rate.

      As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $613,439,878.91. As of the Reference Date, the Underlying Certificates had an aggregate principal amount of $218,330,615.

      In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      Section 1.01 Definitions. The following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Account Property: All amounts and investments held from time to time in a Securities Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise), and all proceeds of the foregoing.

      Accountant: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

      Accrual Period: With respect to any Distribution Date and any Class of LIBOR Certificates, the period commencing on the 20th day of the month preceding the month in which the Distribution Date occurs and ending on the 19th day of the month in which the Distribution Date occurs; provided, however, that the first Accrual Period with respect to the LIBOR Certificates shall be the period beginning on the Closing Date and ending on January 19, 2005. The Accrual Period applicable to the remaining Classes of Certificates and to each Lower-Tier Interest and Middle-Tier Interest is the calendar month preceding the month in which the Distribution Date occurs. Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months, except that for the first Accrual Period only, interest shall accrue on each Class of LIBOR Certificates on the basis of a 28-day Accrual Period and a year assumed to consist of 360 days.

      Acknowledgements: The Assignment, Assumption and Recognition Agreements, each dated December 22, 2004, assigning rights under the Purchase Agreements and the Servicing Agreements from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders.

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Pooling and Servicing Agmt.

      Act: The Securities Act of 1933, as amended.

      Additional Collateral: With respect to any Additional Collateral Mortgage Loan, the marketable securities and other acceptable collateral pledged as collateral pursuant to the related pledge agreements.

      Additional Collateral Mortgage Loan: Each Mortgage Loan identified as such in the Mortgage Loan Schedule.

      Adjustment Date: As to any Mortgage Loan, the date on which the related Mortgage Rate adjusts in accordance with the terms of the related Mortgage Note.

      Advance: With respect to a Mortgage Loan, the payments required to be made by the Master Servicer or the applicable Servicer with respect to any Distribution Date pursuant to this Agreement or the Servicing Agreements, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and/or the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the Servicers have determined would constitute Nonrecoverable Advances if advanced.

      Adverse REMIC Event: Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

      Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Aggregate Expense Rate: With respect to any Mortgage Loan, the sum of the Master Servicing Fee Rate, the applicable Servicing Fee Rate and the rate of any lender-paid Primary Mortgage Insurance Policy.

      Aggregate Senior Percentage: As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Amounts of the Class A-1, Class A-2 and Class A-R Certificates and the denominator of which is the Aggregate Stated Principal Balance of the Mortgage Loans in Pool 1 and Pool 2 for such date, but in no event greater than 100%.

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Pooling and Servicing Agmt.

      Aggregate Subordinate Percentage: As to any Distribution Date, the difference between 100% and the Aggregate Senior Percentage for such Distribution Date, but in no event less than zero.

      Aggregate Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans (and when such term is used with respect to Pool 1 or Pool 2, the aggregate of the Stated Principal Balances of the Mortgage Loans in Pool 1 or Pool 2, as applicable) which were outstanding on the Due Date in the month preceding the month of such Distribution Date.

      Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

      Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

      Applicable Credit Support Percentage: As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Percentages of all Classes of Certificates that rank lower in priority than such Class.

      Apportioned Principal Balance: As to any Distribution and each Class of Subordinate Certificates, the Class Principal Amount thereof multiplied by a fraction, the numerator of which is the applicable Pool Subordinate Amount (i.e., the Pool 1 Subordinate Amount or the Pool 2 Subordinate Amount, as the case may require), and the denominator of which is the sum of the Pool Subordinate Amounts, in each case, on such date.

      Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

      Asset Pool: Each of Pool 1, Pool 2 and Pool 3.

      Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

      Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter

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Pooling and Servicing Agmt.

"Authenticating Agent" shall mean any such successor. The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

      Authorized Officer: Any Person who may execute an Officer's Certificate on behalf of the Depositor.

      Available Distribution Amount: With respect to any Distribution Date and each Asset Pool, (a) with respect to Pool 1 or Pool 2, the total amount of all cash, including the Clean-Up Call Price (if applicable), received by the Master Servicer on the Mortgage Loans in Pool 1 or Pool 2 from each Servicer or otherwise through the Distribution Account Deposit Date for deposit into the Distribution Account in respect of such Distribution Date, including (1) all scheduled installments of interest (net of the related Servicing Fees and Master Servicing Fees) and principal collected on the related Mortgage Loans and due during the Due Period related to such Distribution Date, together with any Advances in respect thereof, (2) all Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and the proceeds of any Additional Collateral from the related Mortgage Loans, in each case for such Distribution Date, (3) all partial or full Principal Prepayments, together with any accrued interest thereon, identified as having been received from the related Mortgage Loans during the related Prepayment Period, (4) any amounts paid by the Master Servicer and/or received from the Servicers in respect of Prepayment Interest Shortfalls with respect to the related Mortgage Loans; and (5) the aggregate Purchase Price of all Defective Mortgage Loans in such Asset Pool purchased from the Trust Fund during the related Prepayment Period, or (b) in the case of Pool 3, all distributions on the Underlying Certificates received by the Securities Administrator on or prior to the related Distribution Date, in each case minus:

            (A) an amount equal to the product of (a) the applicable Pool Percentage and (b) the sum of (i) all related fees, charges and other amounts (other than Master Servicing Fees) payable or reimbursable to the Master Servicer, the Securities Administrator and the Trustee under this Agreement (subject to an aggregate maximum amount of $300,000 annually to be paid to such parties collectively, whether from collections from Pool 1, Pool 2 or Pool
            3) and (ii) all charges and other amounts payable to the Servicers under the Servicing Agreements;

            (B) in the case of (2), (3), (4) and (5) above, any related unreimbursed expenses incurred by the related Servicers in connection with a liquidation or foreclosure and any unreimbursed Advances or Servicing Advances due to the Master Servicer or the related Servicers;

            (C) any related unreimbursed Nonrecoverable Advances due to the Master Servicer or the Servicers; and

            (D) in the case of (1) through (4) above, any related amounts collected which are determined to be attributable to a subsequent Due Period or Prepayment Period.

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Pooling and Servicing Agmt.

      Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

      Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended.

      BBA: The British Banker's Association.

      Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Trustee and Certificate Registrar to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

      Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry
Certificates: Class A-1, Class A-2, Class A-3, Class X-A1, Class X-A2, Class X-B, Class B-1, Class B-2 and Class B-3.

      Book-Entry Termination: As defined in Section 3.09(c).

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Maryland or Minnesota, are authorized or obligated by law or executive order to be closed.

      Certificate: Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

      Certificate Group: Each of the Group 1 Certificates, the Group 2 Certificates and the Group 3 Certificates.

      Certificate Interest Rate: With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement to this Agreement.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

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Pooling and Servicing Agmt.

      Certificate Principal Amount: With respect to any Certificate (other than an Interest-Only Certificate), at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) all Realized Losses allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Class of Certificates then outstanding to which a Realized Loss amount has been applied will be increased, in order of seniority, by an amount equal to the aggregate amount of any Subsequent Recovery distributed on such date to Holders of the Certificates, after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement and (iii) in the case of a Subordinate Certificate, any Subordinate Certificate Writedown Amount allocated to such Certificates. For purposes of Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date. Interest-Only Certificates are issued without Certificate Principal Amounts.

      Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02. The Securities Administrator will act as the initial Certificate Registrar.

      Certificateholder: The meaning provided in the definition of "Holder."

      Civil Relief Act: The Servicemembers Civil Relief Act, formerly known as the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

      Class: Collectively, Certificates bearing the same class designation. In the case of each Lower-Tier REMIC and the Middle-Tier REMIC, the term "Class" refers to all Lower-Tier Interests or Middle-Tier Interests, as applicable, having the same alphanumeric designation.

      Class LT-R Certificate: The Class LT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A and evidencing ownership of the LT1-R and LT2-R Interests.

      Class Notional Amount: With respect to any Class of Interest-Only Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement to this Agreement.

      Class Principal Amount: With respect to each Class of Certificates (other than an Interest-Only Certificate), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination. With respect to any Lower-Tier Interest or Middle-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the issuing REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest or Middle-Tier Interest and Realized Losses allocated to such Lower-Tier Interest or Middle-Tier Interest at the date of determination.

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

      Class Subordination Percentage: With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the aggregate of the Class Principal Amounts of all Classes of Certificates (other than the Group 3 Certificates) immediately prior to such Distribution Date.

      Class A-R Certificate: The Class A-R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the residual interest in the Upper-Tier REMIC and the MT-R Interest.

      Class X Certificates: The Class X-A1, Class X-A2 and Class X-B
Certificates.

      Class X-A1 Pool 1 Component Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) the Current Interest for the Pool 1 Component for such Distribution Date and (ii) the amount required to bring the balance credited to the Class X-A1 Pool 1 Component Sub Account up to an amount equal to the sum of (a) Net WAC Shortfalls for such Distribution Date with respect to the Class A-1 Certificates and (b) $3,000.

      Class X-A1 Pool 2 Component Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) the Current Interest for the Pool 2 Component for such Distribution Date and (ii) the amount required to bring the balance credited to the Class X-A1 Pool 2 Component Sub Account up to an amount equal to the sum of (a) Net WAC Shortfalls for such Distribution Date with respect to the Class A-2 Certificates and (b) $3,000.

      Class X-A2 Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) the Current Interest for the Class X-A2 Certificates for such Distribution Date and (ii) the amount required to bring the balance credited to the Class X-A2 Sub Account up to an amount equal to the sum of (a) Net WAC Shortfalls for such Distribution Date with respect to the Class A-3 Certificates and (b) $3,000.

      Class X-B Required Reserve Fund Deposit: For any Distribution Date, an amount equal to the lesser of (i) the Current Interest for the Class X-B Certificates for such Distribution Date and (ii) the amount required to bring the balance credited to the Class X-B Sub Account up to an amount equal to the sum of (a) Net WAC Shortfalls for such Distribution Date with respect to the Class B-1, Class B-2 and Class B-3 Certificates and (b) $1,000.

      Class X-A1 Pool 1 Component Sub Account: As defined in Section 5.06(b).

      Class X-A1 Pool 2 Component Sub Account: As defined in Section 5.06(b).

      Class X-A2 Sub Account: As defined in Section 5.06(b).

      Class X-B Sub Account: As defined in Section 5.06(b).

      Clean-Up Call Price: With respect to any Purchase Date pursuant to Section 7.01(c), an amount equal to the greater of (A) 100% of the aggregate outstanding Class Principal Amounts

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Pooling and Servicing Agmt.

of the Certificates (other than the Residual Certificates and the Group 3 Certificates), together with accrued and unpaid interest on such Certificates through the related Accrual Period (as increased by any Interest Shortfalls but excluding the amount of any unpaid Net WAC Shortfalls), and including, the payment of all amounts (including, without limitation, all previously unreimbursed Advances and Servicer Advances and accrued and unpaid Servicing
Fees) payable or reimbursable to the Trustee, the Securities Administrator, the Master Servicer and the Servicers pursuant to this Agreement and the Servicing Agreements, or to any Custodian under the related Custody Agreement (to the extent such amounts are not paid to such Custodian by the Seller), and (B) the sum of (x) the aggregate outstanding principal balance of the Mortgage Loans (other than those described in clause (y) below), including accrued interest thereon, as of such date and (y) in the case of any REO Property and with respect to any Mortgage Loans for which foreclosure proceedings have been initiated or with respect to any Mortgage Loans which are otherwise 120 days or more Delinquent as of such date, the fair market value of such REO Property and Mortgage Loans (disregarding accrued interest thereon).

      Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

      Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

      Closing Date: December 22, 2004.

      Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

      Compensating Interest Payment: As to any Distribution Date, the lesser of
(1) the Master Servicing Fee for such date and (2) any Prepayment Interest Shortfall for such date.

      Component: Any of the Pool 1 Component or the Pool 2 Component, as applicable.

      Component Interest Rate: Any of the Pool 1 Component Interest Rate or the Pool 2 Component Interest Rate, as applicable.

      Component Notional Amount: Any of the Pool 1 Component Notional Amount or the Pool 2 Component Notional Amount, as applicable.

      Control: The meaning specified in Section 8-106 of the Relevant UCC.

      Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

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Pooling and Servicing Agmt.

      Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

      Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

      Cooperative Shares: Shares issued by a Cooperative Corporation.

      Corporate Trust Office: With respect to the Trustee, the principal corporate trust office of the Trustee located at 452 Fifth Avenue, New York, New York 10018, Attention: Trustee Sequoia Mortgage Trust 2004-12, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee. With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479,
Attention: Corporate Trust, Sequoia Mortgage Trust 2004-12.

      Corresponding Class of Certificates: With respect to each Middle-Tier or Lower-Tier Interest, the Class or Classes of Certificates appearing opposite such Middle-Tier or Lower-Tier Interest, as described in the Preliminary Statement to this Agreement.

      Credit Support Depletion Date: The first Distribution Date, if any, on which the aggregate Certificate Principal Amount of the Subordinate Certificates have been reduced to zero.

      Current Interest: With respect to each Class of Certificates (other than a Class consisting of Components) and each Component of a Class, if applicable, and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate or Component Interest Rate during the related Accrual Period on the Class Principal Amount (or related Class Notional Amount or Component Notional Amount, as applicable) of such Class or Component immediately prior to such Distribution Date. With respect to any Class of Certificates consisting of Components and any Distribution Date, the sum of Current Interest for such Components on such date.

      Custodial Accounts: Each custodial account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Servicing Agreement.

      Custodian: A Person who is at anytime appointed by the Trustee and the Depositor as a custodian of all or a portion of the Mortgage Documents and the related Trustee Mortgage Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents and related Trustee Mortgage Files. The initial Custodian is Wells Fargo Bank, National Association.

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Pooling and Servicing Agmt.

      Custody Agreement: The Custody Agreement, dated as of December 1, 2004, among the Depositor, the Seller, the Trustee and Wells Fargo Bank, National Association, as Custodian. A copy of the Custody Agreement is attached hereto as Exhibit D.

      Cut-off Date: December 1, 2004.

      Cut-off Date Balance: With respect to the Mortgage Loans in the Trust Fund on the Closing Date, the Aggregate Stated Principal Balance as of the Cut-off Date.

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Defective Mortgage Loan: The meaning specified in Section 2.04.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

      Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form.

      Deleted Mortgage Loan: As defined in the applicable Purchase Agreement.

      Delinquent: Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received.

      Depositor: Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California, or its successors in interest.

      Determination Date: With respect to each Distribution Date, the 18th day of the month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the next succeeding Business Day.

      Disqualified Organization: A "disqualified organization" as defined in
Section 860E(e)(5) of the Code.

      Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section
4.01. Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Trustee and the Certificateholders for the uses and purposes set forth in this Agreement.

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Pooling and Servicing Agmt.

      Distribution Account Deposit Date: The 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, the immediately preceding Business Day, commencing in January 2005.

      Distribution Date: The 20th day of each month or, if such 20th day is not a Business Day, the next succeeding Business Day, commencing in January 2005.

      Due Date: With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Servicing Agreement.

      Due Period: As to any Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date, and ending on the first day of the month of such Distribution Date.

      Effective Loan-to-Value Ratio: A fraction, expressed as a percentage, the numerator of which is the original Stated Principal Balance of the Mortgage Loan, less the amount of Additional Collateral required to secure such Mortgage Loan at the time of origination, if any, and the denominator of which is the Appraised Value of the related Mortgage Property at such date.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

      ERISA-Restricted Certificate: The Class A-R, Class LT-R, Class B-4, Class B-5 or Class B-6 Certificates, and any Certificate that does not satisfy the applicable rating requirement under the Underwriter's Exemption.

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      Escrow Account: As defined in Section 1 of each Servicing Agreement.

      Event of Default: Any one of the conditions or circumstances enumerated in
Section 6.14.

      Fannie Mae: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

      FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Financial Asset: As specified in Section 8-102(a)(9) of the UCC.

      Fitch Ratings: Fitch, Inc., or any successor in interest.

      Global Securities: The global certificates representing the Book-Entry Certificates.

      GMAC: GMAC Mortgage Corporation, or any successor thereto.

      GMAC Servicing Transfer Date: As defined in Section 9.01(d).

      GreenPoint: GreenPoint Mortgage Funding, Inc, or any successor thereto.

      Group 1: All of the Group 1 Certificates.

      Group 1 Certificate: Any Class A-1 or Class A-R Certificate.

      Group 2: All of the Group 2 Certificates.

      Group 2 Certificate: Any Class A-2 Certificate.

      Group 3: All of the Group 3 Certificates.

      Group 3 Certificate: Any Class A-3 or Class X-A2 Certificate.

      Group 3 Principal Distribution Amount: With respect to Pool 3 and any Distribution Date, the Available Distribution Amount for Pool 3 remaining after the payment of the applicable Interest Distribution Amount for Group 3.

      Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, the Securities Administrator and any Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite

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Pooling and Servicing Agmt.

percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor, the Master Servicer, the Securities Administrator or any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer, the Securities Administrator or any Servicer.

      HUD: The United States Department of Housing and Urban Development, or any successor thereto.

      Independent: When used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

      Index: As to each Mortgage Loan, the index from time to time in effect for adjustment of the Mortgage Rate as set forth as such on the related Mortgage Note.

      Initial One-Month LIBOR Rate: 2.41313%.

      Initial Six-Month LIBOR Rate: 2.75000%.

      Initial Optional Purchase Date: The first Distribution Date following the date on which the Aggregate Stated Principal Balance of the Mortgage Loans in Pool 1 and Pool 2 is equal to or less than 10.00% of the Cut-off Date Balance.

      Initial Trust Receipt. With respect to any Mortgage Loan, as defined in the related Custody Agreement.

      Insurance Policy: With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

      Insurance Proceeds: Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and
(i) the proceeds from any Limited Purpose Surety Bond.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Distribution Amount: For each Class of Certificates and each Component of a Class, on any Distribution Date, the Current Interest for such Class or Component, as applicable,

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Pooling and Servicing Agmt.

as reduced, in the case of the Group 1 Certificates and the Group 2 Certificates, by such Class's or Component's share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls. Any such shortfalls and reductions shall be allocated among the Class A-1, Class A-R and Class A-2 and Class X-B Certificates and the Components of the Class X-A1 Certificates and all Classes of Subordinate Certificates proportionately based on (i) in the case of the Class A-1, Class A-R and Class A-2 Certificates and each of the Pool 1 Component and the Pool 2 Component, the amount of Net Prepayment Interest Shortfalls and Relief Act Shortfalls experienced by the Pool 1 or Pool 2, as applicable, and related Current Interest otherwise distributable thereon on such Distribution Date, (ii) in the case of the Class X-B Certificates, the amount of Net Prepayment Interest Shortfalls and Relief Act Shortfalls experienced by all the Mortgage Loans in Pool 1 and Pool 2 and Current Interest otherwise distributable thereon on such Distribution Date and (iii) in the case of the Subordinate Certificates, the amount of Net Prepayment Interest Shortfalls and Relief Act Shortfalls experienced by all the Mortgage Loans in Pool 1 and Pool 2 and interest accrued on their Apportioned Principal Balances before taking into account any reductions in such amounts from shortfalls for that Distribution Date.

      Interest-Only Certificates: Any of the Class X-A1, Class X-A2 and Class X-B Certificates.

      Interest Shortfall: As to any Class of Certificates and any Component of a Class and any Distribution Date, (i) the amount by which the Interest Distribution Amount for such Class or Component, as applicable, on such Distribution Date and all prior Distribution Dates exceeds (ii) amounts distributed in respect thereof to such Class or Component, as applicable, on prior Distribution Dates.

      Interest Transfer Amount: For any Distribution Date and for any Undercollateralized Group, an amount equal to one month's interest on the applicable Principal Transfer Amount at the weighted average Certificate Interest Rate of the applicable Undercollateralized Group, plus any interest accrued on such Undercollateralized Group remaining unpaid from prior Distribution Dates.

      Intervening Assignments: The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.

      Latest Possible Maturity Date: The Distribution Date occurring in December 2034.

      LIBOR: As applicable, One-Month LIBOR or Six-Month LIBOR.

      LIBOR Business Day: Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

      LIBOR Certificate: Any Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3 Certificate.

      LIBOR Determination Date: For the Class A-1, Class B-1, Class B-2 and Class B-3 Certificates, the second LIBOR Business Day immediately preceding the commencement of each Accrual Period for such Certificates. For the Class A-2 and Class A-3 Certificates, the second

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LIBOR Business Day immediately preceding the commencement of the Accrual Period relating to the Distribution Date in January and July (other than January 2005) of each year.

      Limited Purpose Surety Bond: Any Limited Purpose Surety Bond listed in Exhibit G.

      Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with its Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

      Loan-To-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

      Lower-Tier Interest: Any one of the interests in a Lower-Tier REMIC as described in the Preliminary Statement to this Agreement.

      Lower-Tier REMIC: As described in the Preliminary Statement to this Agreement.

      Lower-Tier REMIC 1: As described in the Preliminary Statement to this Agreement.

      Lower-Tier REMIC 2: As described in the Preliminary Statement to this Agreement.

      LT1-R Interest: The residual interest in Lower-Tier REMIC 1, as described in the Preliminary Statement to this Agreement.

      LT2-R Interest: The residual interest in Lower-Tier REMIC 2, as described in the Preliminary Statement to this Agreement.

      Margin: As to each Mortgage Loan, the percentage amount set forth on the related Mortgage Note added to the Index in calculating the Mortgage Rate thereon.

      Master Servicer: Wells Fargo Bank, National Association, a national banking association organized under the laws of the United States in its capacity as Master Servicer and any Person succeeding as Master Servicer hereunder or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

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      Master Servicing Fee: With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

      Master Servicing Fee Rate: 0.01% per annum.

      Maximum Rate: As to any Mortgage Loan, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

      MERS: Mortgage Electronic Registration Systems, Inc., or its successors or assigns.

      MERS Designated Mortgage Loan: Each Mortgage Loan that has been originated in the name of, or assigned to, MERS and registered under the MERS System.

      MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

      Middle-Tier Interest: Any one of the interests in the Middle-Tier REMIC, as described in the Preliminary Statement to this Agreement.

      Middle-Tier REMIC: As described in the Preliminary Statement to this Agreement.

      Moody's: Moody's Investors Service, Inc., or any successor in interest.

      Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

      Mortgage Asset Purchase and Sale Agreement: The mortgage asset purchase and sale agreement, dated as of December 1, 2004, between the Seller and the Depositor.

      Mortgage Assets: The Mortgage Loans and the Underlying Certificates, collectively.

      Mortgage Documents: With respect to each Mortgage Loan, the mortgage documents required to be delivered to a Custodian pursuant to the related Custody Agreement.

      Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Replacement Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

      Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicer from time to time to reflect the addition of Replacement Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund. Such schedule shall, among other things (i) designate the Servicer servicing such Mortgage Loan and the applicable Servicing Fee Rate (and the rate of any subservicing fee, if applicable); (ii) identify the Mortgage Loan as

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Pooling and Servicing Agmt.

either a "Pool 1" or a "Pool 2" Mortgage Loan; (iii) separately identify One-Month LIBOR Loans and Six-Month LIBOR Loans; (iv) separately identify Additional Collateral Mortgage Loans; and (v) designate the rate of any lender-paid Primary Mortgage Insurance Policy.

      Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

      Mortgaged Property: The underlying property, including any Additional Collateral, securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Property Lease.

      Mortgage Rate: As to any Mortgage Loan, the annual rate of interest borne by the related Mortgage Notes.

      Mortgagor: The obligor on a Mortgage Note.

      MT-R Interest: The residual interest in the Middle-Tier REMIC, as described in the Preliminary Statement to this Agreement.

      Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicer Advances, related Servicing Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

      Net Mortgage Rate: With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate for such Mortgage Loan.

      Net Prepayment Interest Shortfall: With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for such date exceeds the amount payable by the Master Servicer and/or the related Servicers in respect of such shortfall.

      Net WAC Shortfall: For any Class of LIBOR Certificates and any Distribution Date, the sum of:

      (i) the excess, if any, of the amount that would have been the Current Interest for such Class if the Certificate Interest Rate for such Class were calculated without regard to clause (ii) in the definition thereof, over the actual Current Interest for such Class for such Distribution Date;

      (ii) any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

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Pooling and Servicing Agmt.

      (iii) interest for the applicable Accrual Period on the amount described in clause (ii) above based on the applicable Certificate Interest Rate (determined without regard to clause (ii) in the definition thereof).

      Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

      Non-permitted Foreign Holder: As defined in Section 3.03(f).

      Non-Redemption Event: Any failure by the Master Servicer to exercise the option to purchase the Mortgage Loans in Pool 1 and Pool 2 and related property pursuant to Section 7.01(c) on the Initial Optional Purchase Date.

      Nonrecoverable Advance: Any portion of an Advance or Servicer Advance previously made or proposed to be made by the Master Servicer and/or a Servicer (as certified in an Officer's Certificate of the Servicer), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

      Non-Upper-Tier REMIC: As defined in Section 10.01(d).

      Non-U.S. Person: Any person other than a "United States person" within the meaning of Section 7701(a)(30) of the Code.

      Notional Amount: With respect to any Interest-Only Certificate and any Distribution Date, such Certificate's Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

      Offering Document: The Prospectus.

      Officer's Certificate: A certificate signed by two Authorized Officers of the Depositor or the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator, and in each case delivered to the Trustee.

      Officer's Certificate of the Servicer: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee or the Master Servicer, as required hereby.

      One-Month LIBOR: With respect to the first Accrual Period, the Initial One-Month LIBOR Rate. With respect to each subsequent Accrual Period, a per annum rate determined on the LIBOR Determination Date for the Class A-1, Class B-1, Class B-2 and Class B-3 Certificates in the following manner by the Securities Administrator on the basis of the "Interest Settlement Rate" set by the BBA for one-month United States dollar deposits, as such rates

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Pooling and Servicing Agmt.

appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

      (a) If on such a LIBOR Determination Date, the BBA's Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Securities Administrator will obtain such rate from Reuters' "page LIBOR 01" or Bloomberg's page "BBAM." If such rate is not published for such LIBOR Determination Date, One-Month LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Securities Administrator will designate an alternative index that has performed, or that the Securities Administrator expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate. The Securities Administrator will select a particular index as the alternative index only if it receives an Opinion of Counsel, which opinion shall be an expense reimbursed from the Distribution Account, that the selection of such index will not cause any of the REMICs to lose their classification as REMICs for federal income tax purposes.

      (b) The establishment of One-Month LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculation of the Certificate Interest Rate applicable to the Class A-1, Class B-1, Class B-2 and Class B-3 Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

      One-Month LIBOR Loan: Each Mortgage Loan bearing a Mortgage Rate that adjusts in accordance with LIBOR for one-month U.S. dollar deposits.

      Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the taxation, or the federal income tax status, of each REMIC.

      Original Applicable Credit Support Percentage: With respect to each Class of Subordinate Certificates, the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1............................................    4.00%
Class B-2............................................    2.60%
Class B-3............................................    1.60%
Class B-4............................................    1.00%
Class B-5............................................    0.60%
Class B-6............................................    0.45%

      Original Subordinate Principal Amount: The aggregate of the initial Class Principal Amounts of the Classes of Subordinated Certificates.

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      Overcollateralized Group: On any Distribution Date, the Certificate Group which is not the Undercollateralized Group.

      Paying Agent: Any paying agent appointed pursuant to Section 3.08. The initial Paying Agent shall be the Securities Administrator under this Agreement.

      Percentage Interest: With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate other than an Interest-Only Certificate or the Class A-R and Class LT-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class. With respect to each of the Class A-R and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%. With respect to any Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

      Permitted Investments: At any time, any one or more of the following obligations and securities:

            (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

            (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then

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Pooling and Servicing Agmt.

      assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

            (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

            (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

            (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long-term ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

            (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies as evidenced by a signed writing delivered by each Rating Agency; and

            (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the

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Pooling and Servicing Agmt.

      downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended or (iii) the rating of such instrument contains a "t" or "r" notation therein.

      Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Plan: An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include such plan's or arrangement's assets by reason of their investment in the entity.

      Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. 2510.3-101.

      Pool 1: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 1.

      Pool 1 Component: The Component of the Class X-A1 Certificates related to the Pool 1 Mortgage Loans.

      Pool 1 Component Interest Rate: For any Distribution Date, the excess, if any, of (x) the Pool 1 Net WAC for such Distribution Date over (y) the Certificate Interest Rate of the Class A-1 Certificates for such Distribution Date (for the first Distribution Date only, adjusted to reflect the actual number of days in the Accrual Period).

      Pool 1 Component Notional Amount: For any Distribution Date, an amount equal to the Class Principal Amount of the Class A-1 Certificates immediately prior to such Distribution Date.

      Pool 1 Mortgage Loan: Any Mortgage Loan in Pool 1.

      Pool 1 Net WAC: With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 1 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances.

      Pool 1 Subordinate Amount: For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 1 Mortgage Loans over the aggregate of the Class Principal Amounts of the Class A-1 and Class A-R Certificates immediately before such Distribution Date.

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Pooling and Servicing Agmt.

      Pool 2: The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 2.

      Pool 2 Component: The Component of the Class X-A1 Certificates related to the Pool 2 Mortgage Loans.

      Pool 2 Component Interest Rate: For any Distribution Date, the excess, if any, of (x) the Pool 2 Net WAC for such Distribution Date over (y) the Certificate Interest Rate of the Class A-2 Certificates for such Distribution Date (for the first Distribution Date only, adjusted to reflect the actual number of days in the Accrual Period).

      Pool 2 Component Notional Amount: For any Distribution Date, an amount equal to the Class Principal Amount of the Class A-2 Certificates immediately prior to such Distribution Date.

      Pool 2 Mortgage Loan: Any Mortgage Loan in Pool 2.

      Pool 2 Net WAC: With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 2 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances.

      Pool 2 Subordinate Amount: For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 2 Mortgage Loans over the Class Principal Amount of the Class A-2 Certificates immediately before such Distribution Date.

      Pool 3: The Underlying Certificates held by the Trust on behalf of the Certificateholders.

      Pool Percentage: With respect to each Asset Pool and any Distribution Date, fraction, expressed as a percentage, (A) the numerator of which is (i) in the case of Pool 1 and Pool 2, the Aggregate Stated Principal Balance of the Mortgage Loans in such Asset Pool as of such date and (ii) in the case of Pool 3, the class principal amount of the Underlying Certificates, as reported on the most recent Underlying Distribution Date Statement received by the Securities Administrator, and (B) the denominator of which is the sum of (i) the Aggregate Stated Principal Balance of all of the Mortgage Loans (in the aggregate) and
(ii) the class principal amount of the Underlying Certificates as of such date, as reported on the most recent Underlying Distribution Date Statement received by the Securities Administrator.

      Pool Subordinate Amount: Any of the Pool 1 Subordinate Amount or the Pool 2 Subordinate Amount.

      Prepayment Interest Shortfall: With respect to any full or partial Principal Prepayment of a Mortgage Loan, the excess, if any, of (i) one full month's interest at the applicable Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such Principal Prepayment over (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

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Pooling and Servicing Agmt.

      Prepayment Period: With respect to each Distribution Date, the calendar month immediately preceding the month in which the Distribution Date occurs.

      Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

      Principal Distribution Amount: With respect to each of Pool 1 and Pool 2 and any Distribution Date, the sum of (a) each Scheduled Payment of principal collected or advanced on the related Mortgage Loans (before taking into account any Deficient Valuations or Debt Service Reductions) and due during the related Due Period, (b) that portion of the Purchase Price representing principal of any Mortgage Loans in such Asset Pool purchased in accordance with Section 2.04 hereof and received during the related Prepayment Period, (c) the principal portion of any related Substitution Amount received during the related Prepayment Period, (d) any Subsequent Recoveries and the principal portion of all Insurance Proceeds received during the related Prepayment Period with respect to Mortgage Loans in such Asset Pool that are not yet Liquidated Mortgage Loans, (e) the principal portion of all Net Liquidation Proceeds received during the related Prepayment Period with respect to Liquidated Mortgage Loans in such Asset Pool, (f) the principal portion of the proceeds of any Additional Collateral with respect to the Mortgage Loans in such Asset Pool,
(g) the principal portion of all partial and full principal prepayments of Mortgage Loans in such Asset Pool applied by the Servicers during the related Prepayment Period and (h) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article X hereof, that portion of the Clean-Up Call Price in respect of principal for such Asset Pool.

      Principal Prepayment: Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the Servicing Agreement.

      Principal Prepayment In Full: Any Principal Prepayment of the entire principal balance of the Mortgage Loans.

      Principal Transfer Amount: For any Distribution Date and for any Undercollateralized Group, the excess, if any, of the aggregate Class Principal Amount of such Undercollateralized Group immediately prior to such Distribution Date, over the Aggregate Stated Principal Balance of the related Asset Pool, immediately prior to such Distribution Date.

      Pro Rata Senior Percentage: With respect to each Distribution Date and each of Pool 1 and Pool 2, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Class or Classes of Senior Certificates in the related Certificate Group immediately prior to such Distribution Date, and the denominator of which is the Aggregate of the Stated Principal Balance of the related Asset Pool for such Distribution Date; provided, however, that on any Distribution Date after a Senior Termination Date has occurred with respect to either Pool 1 or Pool 2, the Pro Rata Senior Percentage of the remaining Senior Certificates in Group 1 or Group 2 is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Amounts of the remaining Classes of Senior Certificates in

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

Group 1 and Group 2 immediately prior to such date, and the denominator of which is the aggregate Class Principal Amount of all Classes of Certificates in Group 1 and Group 2 immediately prior to such date.

      Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

      Proprietary Lease: With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

      Prospectus: The prospectus supplement dated December 10, 2004, together with the accompanying prospectus dated September 17, 2004, relating to the Certificates.

      Purchase Agreements: The mortgage purchase agreements listed in Exhibit F hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

      Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased by the Seller or Depositor pursuant to this Agreement, by the Servicers pursuant to the Servicing Agreements, or by the Seller pursuant to the Purchase Agreements, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, or such other amount as may be specified in the related Servicing Agreement or Purchase Agreement and (iii) the amount of any costs and damages incurred by the Trust Fund as a result of any violation of any applicable federal, state, or local predatory or abusive lending law arising from or in connection with the origination of such Mortgage Loan.

      Rapid Prepayment Conditions: As to any Distribution Date, if (1) the Aggregate Subordinate Percentage on such date is less than 200% of the Aggregate Subordinate Percentage on the Closing Date; or (2) the outstanding Stated Principal Balance of the Mortgage Loans in Pool 1 or Pool 2 that are delinquent 60 days or more, as a percentage of the Pool 1 Subordinate Amount or the Pool 2 Subordinate Amount, respectively, is greater than or equal to 50%.

      Rating Agency: Each of Moody's, S&P and Fitch Ratings.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds and the proceeds of any Additional Collateral, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

      Record Date: As to any Distribution Date (i) with respect to the LIBOR Certificates, the last Business Day preceding such Distribution Date (or the Closing Date, in the case of the first Distribution Date) unless such Certificates shall no longer be Book-Entry Certificates, in which case the Record Date shall be the last Business Day of the month preceding the month of such Distribution Date and (ii) in the case of all other Certificates (including LIBOR Certificates that are subsequently reissued as Definitive Certificates), the last Business Day of the month preceding the month of each Distribution Date (or the Closing Date, in the case of the first Distribution Date).

      Reference Date: December 20, 2004, the date after which the Trust Fund will be entitled to receive all distributions on the Underlying Certificates.

      Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

      Related Certificate Group: The Certificate Group related to a particular Asset Pool, as indicated by the same numerical designation (i.e., Group 1 Certificates are related to Pool 1, Group 2 Certificates are related to Pool 2 and Group 3 Certificates are related to Pool 3). For purposes hereof, the Pool 1 Component is related to Pool 1, and the Pool 2 Component is related to Pool 2.

      Relief Act Shortfalls: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

      Relevant UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

      REMIC: Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement to this Agreement.

      REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

      REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

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Pooling and Servicing Agmt.

      Replacement Mortgage Loan: A mortgage loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form attached to the applicable Custody Agreement, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Maximum Rate not less than (and not more than two percentage points greater than) the Maximum Rate of the Deleted Mortgage Loan; (iii) have a gross margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the balance of Pool 1 or Pool 2, as applicable, as of the Cut-off Date have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan; (iv) have an Effective Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (v) have Adjustment Dates that are no more or less frequent than the Deleted Mortgage Loan; (vi) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (vii) not permit conversion of the related Mortgage Rate to a permanent fixed Mortgage Rate; (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; (ix) have the same or better FICO credit score; (x) have an initial interest adjustment date no earlier than five months before (and no later than five months after) the initial adjustment date of the Deleted Mortgage Loan, (xi) comply with each representation and warranty set forth in Article III of each Purchase Agreement; and (xii) shall be accompanied by an Opinion of Counsel that such Replacement Mortgage Loan would not adversely affect the REMIC status of the Trust Fund or would not otherwise be prohibited by this Agreement.

      Required Reserve Fund Deposit: Each of the Class X-A1 Pool 1 Component Required Reserve Fund Deposit, the Class X-A1 Pool 2 Component Required Reserve Fund Deposit, the Class X-A2 Required Reserve Fund Deposit and the Class X-B Required Reserve Fund Deposit.

      Reserve Fund: A fund created as part of the Trust Fund pursuant to Section
5.06 of this Agreement but which is not an asset of any of the REMICs consisting of the Class X-A1 Pool 1 Component Sub Account, the Class X-A1 Pool 2 Component Sub Account, the Class X-A2 Sub Account and the Class X-B Sub Account.

      Residual Certificate: Each of the Class A-R and Class LT-R Certificates.

      Responsible Officer: With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

      Restricted Certificate: Any Class B-4, Class B-5, Class B-6 or Class LT-R Certificate.

      Restricted Global Security: As defined in Section 3.01(c).

      S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

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Pooling and Servicing Agmt.

      SAIF: The Saving's Association Insurance Fund, or any successor thereto.

      Schedule of Exceptions: With respect to any Mortgage Loan, as defined in the related Custody Agreement.

      Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreements, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

      Securities Account: The meaning specified in Section 4.02(a).

      Securities Administrator: Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator. Wells Fargo Bank, National Association shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

      Securities Intermediary: The Person acting as Securities Intermediary under this Agreement (which is, as of the Closing Date, Wells Fargo Bank, National Association), any successor in interest, and any successor Securities Intermediary appointed pursuant to Section 4.02.

      Security Entitlement: As specified in Section 8-102(a)(17) of the Relevant UCC.

      Seller: RWT Holdings, Inc., a Delaware corporation.

      Senior Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class X-A1, Class X-A2, Class X-B, Class A-R or Class LT-R Certificates, as applicable.

      Senior Percentage: Except as provided in this definition, with respect to any Distribution Date and each of Pool 1 and Pool 2 before January 2015, 100%. The Senior Percentage for any Distribution Date occurring (i) before the Distribution Date in January 2015 but in or after January 2008 on which the Two Times Test is satisfied, or (ii) in or after January 2015, is the related Pro Rata Senior Percentage. If the Two Times Test is satisfied with respect to any Distribution Date prior to the Distribution Date in January 2008, the Senior Percentage is the related Pro Rata Senior Percentage plus 50% of an amount equal to 100% minus the related Pro Rata Senior Percentage. With respect to any Distribution Date after the Senior Termination Date, the Senior Percentage for each of Pool 1 and Pool 2 will equal zero. If on any Distribution Date the allocation to the Senior Certificates in Group 1 and Group 2 then entitled to distributions of principal of full and partial principal prepayments and other amounts in the percentage required above would reduce the aggregate of the Class Principal Amounts of those Certificates to below zero, the Senior Percentage for such Distribution Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero.

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

      Senior Prepayment Percentage: With respect to any Distribution Date and each of Pool 1 and Pool 2, during the ten years beginning on the first Distribution Date, 100%. Except as provided herein, the Senior Prepayment Percentage for each of Pool 1 and Pool 2 and any Distribution Date occurring on or after the tenth anniversary of the first Distribution Date shall be as follows: (i) from January 2015 through December 2015, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date; (ii) from January 2016 through December 2016, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date; (iii) from January 2017 through December 2017, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date; (iv) from January 2018 through December 2018, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and (v) from and after January 2019, the related Senior Percentage for that Distribution Date; provided, however, that there shall be no reduction in the Senior Prepayment Percentage for either Pool 1 or Pool 2 unless both Step Down Conditions are satisfied; and provided, further, that if on any such Distribution Date the related Pro Rata Senior Percentage for either Pool 1 or Pool 2 exceeds the initial related Pro Rata Senior Percentage, the related Senior Prepayment Percentage for both Pool 1 and Pool 2 for that Distribution Date shall again equal 100%.

      Notwithstanding the above, if on any Distribution Date the Two Times Test is satisfied, the Senior Prepayment Percentage with respect to Pool 1 and Pool 2 shall equal the related Senior Percentage for such Distribution Date. In addition, if on any Distribution Date the allocation to the Senior Certificates in Group 1 and Group 2 then entitled to distributions of principal of full and partial principal prepayments and other amounts in the percentage required above would reduce the aggregate of the Class Principal Amounts of those Certificates to below zero, the related Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero.

      Senior Principal Distribution Amount: With respect to each of Pool 1 and Pool 2 and any Distribution Date, the sum of:

            (1) the related Senior Percentage of all amounts described in clause
      (a) of the definition of "Principal Distribution Amount" for that Distribution Date;

            (2) with respect to each Mortgage Loan in the related Asset Pool which became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of

                  (x) the related Senior Prepayment Percentage of the Stated
            Principal Balance of that Mortgage Loan and

                  (y) Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan.

            (3) the related Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d) and (g) of the definition of "Principal Distribution Amount" for Pool 1 or Pool 2, as applicable;

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

provided, however, that on any Distribution Date after a Senior Termination Date has occurred with respect to either Pool 1 or Pool 2, the Senior Principal Distribution Amount will be calculated pursuant to the above formula based on all Mortgage Loans rather than the Mortgage Loans in the related Asset Pool.

      Senior Termination Date: With respect to each of Pool 1 and Pool 2, the date on which the aggregate Class Principal Amount of the Senior Certificates in Group 1 or Group 2, respectively, is reduced to zero.

      Servicers: Each Servicer under a Servicing Agreement.

      Servicer Advance: A "Servicing Advance" as defined in the applicable Servicing Agreement.

      Servicing Agreement: The agreements listed in Exhibit E, as each such agreement has been modified by the related Acknowledgement and as it may be amended or supplemented from time to time as permitted thereby.

      Servicing Fee: As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

      Servicing Fee Rate: With respect to each Mortgage Loan and any Distribution Date, the rate specified in the related Servicing Agreement.

      Servicing Officer: Any officer of the Servicers involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicers on the Closing Date pursuant to the Servicing Agreements, as such list may from time to time be amended.

      Six-Month LIBOR: With respect to the first Accrual Period, the Initial Six-Month LIBOR Rate. With respect to each subsequent Accrual Period, a per annum rate determined on the immediately preceding LIBOR Determination Date for the Class A-2 and Class A-3 Certificates in the following manner by the Securities Administrator on the basis of the "Interest Settlement Rate" set by the BBA for six-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

            (a) If on such a LIBOR Determination Date, the BBA's Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Securities Administrator will obtain such rate from Reuters' "page LIBOR 01" or Bloomberg's page "BBAM." If such rate is not published for such LIBOR Determination Date, Six-Month LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Securities Administrator will designate an alternative index that has performed, or that the Securities Administrator expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate. The Securities Administrator will select a

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

particular index as the alternative index only if it receives an Opinion of Counsel, which opinion shall be an expense reimbursed from the Distribution Account, that the selection of such index will not cause any of the REMICs to lose their classification as REMICs for federal income tax purposes.

      (b) The establishment of Six-Month LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculation of the Certificate Interest Rate applicable to the Class A-2 and Class A-3 Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

      Six-Month LIBOR Loan: Each Mortgage Loan bearing a Mortgage Rate that adjusts in accordance with LIBOR for six-month U.S. dollar deposits.

      Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

      Step Down Conditions: As of the first Distribution Date as to which any decrease in any Senior Prepayment Percentage applies, (i) the outstanding Stated Principal Balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in REO and foreclosure) (averaged over the preceding six month period), as a percentage of the aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates on such Distribution Date, does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to each Distribution Date from January 2015 through December 2015, 30% of the Original Subordinate Principal Amount, (b) with respect to each Distribution Date from January 2016 through December 2016, 35% of the Original Subordinate Principal Amount, (c) with respect to each Distribution Date from January 2017 through December 2017, 40% of the Original Subordinate Principal Amount, (d) with respect to each Distribution Date from January 2018 through December 2018, 45% of the Original Subordinate Principal Amount and (e) with respect to each Distribution Date from and after January 2019, 50% of the Original Subordinate Principal Amount.

      Sub Account: Each of the Class X-A1 Pool 1 Component Sub Account, the Class X-A1 Pool 2 Component Sub Account, the Class X-A2 Sub Account and the Class X-B Sub Account, constituting the Reserve Fund.

      Subordinate Certificate: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates.

      Subordinate Certificate Writedown Amount: The amount described in Section 5.03(c).

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

      Subordinate Class Percentage: As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate Class Principal Amount of all Classes of Subordinate Certificates on such date.

      Subordinate Net WAC: For any Distribution Date, the weighted average of the Pool 1 Net WAC and the Pool 2 Net WAC, in each case weighted on the basis of the relative Pool Subordinate Amounts for Pool 1 and Pool 2, respectively, immediately prior to such Distribution Date.

      Subordinate Percentage: With respect to each of Pool 1 and Pool 2 and any Distribution Date, the difference between 100% and the related Senior Percentage for such Asset Pool for such Distribution Date.

      Subordinate Prepayment Percentage: With respect to any Distribution Date and for each of Pool 1 and Pool 2, the difference between 100% and the related Senior Prepayment Percentage for such Asset Pool for that Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any Distribution Date and each of Pool 1 and Pool 2, an amount equal to the sum of:

                  (1) the related Subordinate Percentage of all amounts
            described in clause (a) of the definition of "Principal Distribution Amount" for that Distribution Date;

                  (2) with respect to each Mortgage Loan in the related Asset
            Pool that became a Liquidated Mortgage Loan during the related Prepayment Period the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (2) of the definition of "Senior Principal Distribution Amount" for that Distribution Date, up to the Subordinate Percentage of the Stated Principal Balance of such Mortgage Loan;

                  (3) the related Subordinate Prepayment Percentage of all
            amounts described in clauses (b), (c), (d) and (g) of the definition of "Principal Distribution Amount" for that Asset Pool and that Distribution Date; and

                  (4) any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid,

                  minus the sum of:

                  (i) any Principal Transfer Amount paid from the Available
            Distribution Amount of the Related Certificate Group to the Undercollateralized Group; and

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

                  (ii) the amount of principal distributions made to the Senior
            Certificates in Group 1 and Group 2 pursuant to Section 5.02(l).

provided, however, that on any Distribution Date after a Senior Termination Date has occurred with respect to either Pool 1 or Pool 2, the Subordinate Principal Distribution Amount will not be calculated with respect to such Asset Pool, but instead will equal the amount calculated as above based on a Subordinate Percentage or Subordinate Prepayment Percentage, as applicable, for the Subordinate Certificates for such Distribution Date with respect to all of the Mortgage Loans.

      Subsequent Recovery: Any amount recovered by a Servicer with respect to a Liquidated Mortgage Loan (after reimbursement of any unreimbursed Advances or expenses of the Servicer) with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan.

      Substitution Amount: As defined in the second paragraph of Section
2.04(b).

      Tax Matters Person: The "tax matters person" as specified in the REMIC Provisions which shall initially be the Holder of the Class LT-R Certificate.

      Telerate Page 3750: The display currently so designated as "Page 3750" on the Bridge Telerate Service (or such other page selected by the Securities Administrator as may replace Page 3750 on that service for the purpose of displaying daily comparable rates on prices).

      Trust Fund: The corpus of the trust created pursuant to this Agreement, consisting of the Underlying Certificates and all payments thereon due after the Reference Date, the Mortgage Loans and all interest and principal received thereon on or after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the Depositor's rights assigned to the Trustee under the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements and the Mortgage Asset Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts, the Distribution Account, property that secured a Mortgage Loan, the pledge, control and guaranty agreements and any Limited Purpose Surety Bond relating to the Additional Collateral Mortgage Loans, and the Reserve Fund.

      Trustee: HSBC Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America and any Person succeeding the Trustee hereunder, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

      Trustee Mortgage Files: With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or any Custodian on behalf of the Trustee.

      Two Times Test: As to any Distribution Date, (i) the Aggregate Subordinate Percentage is at least two times the Aggregate Subordinate Percentage as of the Closing Date; (ii) the aggregate of the Stated Principal Balances of all Mortgage Loans Delinquent 60 days or more (including Mortgage Loans in REO and foreclosure) (averaged over the preceding six-month

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

period), as a percentage of the aggregate of the Class Principal Amount of the Subordinate Certificates on such Distribution Date, does not equal or exceed 50%; and (iii) on or prior to the Distribution Date in December 2007, cumulative Realized Losses with respect to the Mortgage Loans do not exceed 20% of the Original Subordinate Principal Amount, and thereafter, cumulative Realized Losses with respect to the Mortgage Loans do not exceed 30% of the Original Subordinate Principal Amount.

      Undercollateralized Group: With respect to any Distribution Date, and Group 1 and Group 2, such Certificate Group will be the Undercollateralized Group if the aggregate Class Principal Amount of such Certificate Group is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Asset Group immediately prior to such Distribution Date.

      Underlying Certificate Interest Rate: With respect to the Underlying Certificates and any Underlying Distribution Date, the interest rate on the Underlying Certificate, as set forth in the related Underlying Distribution Date Statement.

      Underlying Certificates: $218,330,615 aggregate principal amount of Sequoia Mortgage Trust 2004-7, Mortgage Pass-Through Certificates, Series 2004-7, Class A1.

      Underlying Distribution Date: The 20th day of each month or, if such 20th day is not a Business Day, the next succeeding Business Day, commencing in January 2005.

      Underlying Distribution Date Statement: The distribution date statement relating to the Underlying Certificates made available to the Securities Administrator on behalf of the Trustee.

      Underlying Master Servicer: Wells Fargo Bank, National Association, in its capacity as master servicer of the Underlying Trust, or any successor or assign.

      Underlying Mortgage Loans: The mortgage loans held by the Underlying Trustee of the Underlying Trust and relating to the Underlying Certificates.

      Underlying Pooling and Servicing Agreement: That certain pooling and servicing agreement dated as of July 1, 2004, among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, National Association, in the capacities of Underlying Master Servicer and securities administrator and the Underlying Trustee.

      Underlying Trust: With respect to the Underlying Certificates, the trust established by the Underlying Pooling and Servicing Agreement providing for the issuance of the Underlying Certificates.

      Underlying Trustee: With respect to the Underlying Certificates, the trustee of the Underlying Trust.

      Underwriters: Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and Greenwich Capital Markets, Inc.

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

      Underwriter's Exemption: Prohibited Transaction Exemption ("PTE") 90-29 (55 Fed. Reg. 21459 (1990)) and 90-24 (55 Fed. Reg. 20548 (1990)), as most recently amended and restated by PTE 2002-41, or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriters.

      Underwriting Agreement: The Underwriting Agreement, dated December 10, 2004, among the Seller, the Depositor and the Underwriters.

      Upper-Tier REMIC: As described in the Preliminary Statement to this Agreement.

      Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 96.00% of all Voting Interests shall be allocated to the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. Voting Interests shall be allocated among such Certificates based on the product of (i) 96% and (ii) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Amounts for each Class then outstanding and the denominator of which is the Aggregate Stated Principal Balance outstanding. At all times during the term of this Agreement, 4.00% of all Voting Interests shall be allocated to the Class A-R, Class X-A1, Class X-A2 and Class X-B Certificates. Voting Interests shall be allocated among such Certificates based on the product of (i) 4% and (ii) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Amounts for each Class then outstanding and the denominator of which is the Aggregate Stated Principal Balance outstanding.

      Section 1.02 Calculations Respecting Mortgage Loans.

      Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund and the Underlying Certificates shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and upon the Underlying Distribution Date Statements, and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer or the Underlying Master Servicer. The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer, the Underlying Master Servicer or any Servicer.

                                   ARTICLE II

                              DECLARATION OF TRUST;
                            ISSUANCE OF CERTIFICATES

      Section 2.01 Creation and Declaration of Trust Fund; Conveyance of Mortgage Assets.

      (a) Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.04, in trust, all the right, title and interest of the Depositor in and to the Trust Fund. Such conveyance includes, without limitation, (i) the Underlying Certificates, including the right to all distributions of principal and interest received

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

on or with respect to the Underlying Certificates after the Reference Date, (ii) the Mortgage Loans, including the right to all payments of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date; (iii) all of the Depositor's right, title and interest in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iv) all of the Depositor's rights under the Purchase Agreements and the Servicing Agreements as modified by the Acknowledgements and the Mortgage Asset Purchase and Sale Agreement; (v) all of the Depositor's right, title or interest in REO Property and the proceeds thereof; (vi) all of the Depositor's rights under any Insurance Policies related to the Mortgage Loans; and (vii) the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral relating to the Additional Collateral Mortgage Loans, including, but not limited to, the pledge, control and guaranty agreements and any related Limited Purpose Surety Bond to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

      The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Assets or any other agreement or instrument relating thereto except as specifically set forth therein.

      In connection with such transfer and assignment of the Mortgage Assets, the Depositor does hereby deliver, deposit with, or cause to be delivered to and deposited with, any Custodian acting on the Trustee's behalf, the following documents or instruments with respect to each related Mortgage Loan (each, a "Trustee Mortgage File") so transferred and assigned:

            (i) with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee, or in blank (in each case, with all necessary intervening endorsements, as applicable); provided that any such endorsement may be stamped or generated electronically, if acceptable under all applicable laws and regulations and the endorsing entity had adopted appropriate authorizing resolutions prior to such stamped or electronic endorsement.

            (ii) with respect to each Mortgage Loan (other than a Cooperative
      Loan), the original mortgage, deed of trust or other instrument creating a first lien on the underlying property securing the Mortgage Loan and bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the Mortgage, a true copy of the Mortgage certified by the originator, or a duplicate or conformed copy of the Mortgage, together with a certificate of either the closing attorney or an officer of the title insurer that issued the related title

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

      insurance policy, certifying that such copy represents a true and correct copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located);

            (iii) with respect to each Mortgage Loan (other than a Cooperative
      Loan), the Assignment of Mortgage in form and substance acceptable for recording in the relevant jurisdiction, such assignment being either (A) in blank, without recourse, or (B) or endorsed to "HSBC Bank USA, National Association, as Trustee of the Sequoia Mortgage Trust 2004-12, Mortgage Pass-Through Certificates, without recourse;" provided, that if the Mortgage Loans is a MERS Designated Mortgage Loan, no Assignment of Mortgage shall be required;

            (iv) with respect to each Mortgage Loan (other than a Cooperative
      Loan), the originals or certified copies of all Intervening Assignments of the Mortgage, if any, with evidence of recording thereon, showing a complete chain of title to the last endorsee, including any warehousing assignment;

            (v) with respect to each Mortgage Loan (other than a Cooperative
      Loan), any assumption, modification, written assurance, substitution, consolidation, extension or guaranty agreement, if applicable;

            (vi) with respect to each Mortgage Loan (other than a Cooperative
      Loan), the original policy of title insurance (or a true copy thereof) with respect to any such Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same;

            (vii) if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required, in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located); and

            (viii) with respect to each Mortgage Loan which constitutes a Cooperative Mortgage Loan:

                  (a)   the original loan and security agreement;

                  (b)   the original Cooperative Shares;

                  (c) a stock power executed in blank by the person in whose name the Cooperative Shares are issued;

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Pooling and Servicing Agmt.

                  (d) the Proprietary Lease or occupancy agreement accompanied by an assignment in blank of such proprietary lease;

                  (e) the recognition agreement executed by the Cooperative Corporation, which requires the Cooperative Corporation to recognize the rights of the lender and its successors in interest and assigns, under the cooperative;

                  (f) UCC1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Cooperative Mortgage Loan under the UCC in the jurisdiction in which the cooperative project is located, accompanied by UCC3 financing statements executed in blank for recordation of the change in the secured party thereunder;

                  (g) the original policy of title insurance or with respect to any such Cooperative Mortgage Loan, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same; and

                  (h)   Any guarantees, if applicable.

      In connection with the assignment of the Underlying Certificates, the Depositor shall have caused the Underlying Securities to be registered in the name of, or endorsed to the order of, Wells Fargo Bank, National Association, as Securities Administrator on behalf of the Trustee, and to be delivered or transferred to the Securities Administrator, on behalf of the Trustee. The Depositor shall cooperate with the Securities Administrator in providing any required transfer documentation with respect to such conveyance. Any payment received by the Depositor which shall be due to the Trust Fund hereunder shall be paid immediately to the Securities Administrator, on behalf of the Trustee.

      (b) The Depositor shall cause Assignments of Mortgage with respect to each Mortgage Loan other than a Cooperative Mortgage Loan to be completed in the form specified in Section 2.01(a)(iii) above within 30 days of the Closing Date for purpose of their recording; provided, however, that such Assignments of Mortgage need not be recorded if, on or prior to the Closing Date, the Depositor delivers, at its own expense, an Opinion of Counsel (which must be Independent counsel) acceptable to the Trustee, and the Rating Agencies, to the effect that recording in such states is not required to protect the Trustee's interest in the related Mortgage Loans. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 270 days thereafter except to the extent delays are caused by the applicable recording office), the Depositor at its own expense and with the cooperation of the applicable Servicer, shall cause to be properly recorded by each Servicer in each public recording office where the related Mortgages are recorded each Assignment of Mortgage endorsed in the form described in Section 2.01(a)(iii) above with respect to each such Mortgage Loan.

      (c) In instances where a title insurance policy is required to be delivered to the Trustee or the applicable Custodian on behalf of the Trustee under Sections 2.01(a)(vi) or 2.01(a)(viii)(g) above and is not so delivered, the Depositor will provide a copy of such title insurance policy to

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Pooling and Servicing Agmt.

the Trustee, or to a Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

      (d) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the related Custodian on behalf of the Trustee, an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account pursuant to Section 4.01 have been so deposited. All original documents that are not delivered to the Trustee or the applicable Custodian on behalf of the Trustee shall be held by the Master Servicer or the applicable Servicer in trust for the benefit of the Trustee and the Certificateholders.

      Section 2.02 Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

      (a) The Securities Administrator, on behalf of the Trustee, acknowledges receipt of the Underlying Certificates and declares that it holds and will hold such Underlying Certificates in trust for the exclusive use and benefit of the Trustee and all present and future Certificateholders. The Trustee, by execution and delivery hereof, acknowledges receipt by it or by the applicable Custodian on its behalf of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the applicable Custodian on behalf of the Trustee in accordance with Section 4(a) of each Custody Agreement (forms of which are attached hereto as Exhibit D). Each Custodian on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor an Initial Trust Receipt and Schedule of Exceptions, on the Closing Date in the forms required by the related Custody Agreement.

      (b) Within 270 days after the Closing Date, each Custodian on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File to ascertain that all required documents set forth in Section 2.01 have been received and appear on their face to conform with the requirements set forth in Section 4A and 4B of the related Custody Agreement.

      (c) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, any Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

      (d) Each of the parties hereto acknowledges that each Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications as provided in the related Custody Agreement.

      (e) Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the related Purchase Agreements, Servicing Agreements and the Mortgage Asset Purchase and Sale Agreement.

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Pooling and Servicing Agmt.

      Section 2.03 Representations and Warranties of the Depositor.

      (a) The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer and the Securities Administrator as of the Closing Date or such other date as is specified, that:

            (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

            (ii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

            (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

            (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to
      (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

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Pooling and Servicing Agmt.

            (vi) immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's title insurance policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

            (vii) This Agreement creates a valid and continuing security interest (as defined in the Relevant UCC, in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

            (viii) The Mortgage Loans constitute "instruments" within the meaning of the Relevant UCC;

            (ix) Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor;

            (x) None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

            (xi) The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

      (b) With respect to the Underlying Certificates, the Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Securities Administrator as of the Closing Date or such other date as is specified, that:

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Pooling and Servicing Agmt.

            (i) This Agreement creates a valid and continuing ownership interest in the Account Property in favor of the Securities Administrator on behalf of the Trustee. If the transfer and assignment of the Underlying Certificates contemplated by this Agreement is deemed to be other than a sale notwithstanding the intent of the parties hereto, this Agreement creates a valid and continuing security interest (as defined in the Relevant UCC) in the Account Property in favor of the Securities Administrator and the Trustee, which security interest is prior to all other security interests, and is enforceable as such as against creditors of and purchasers from the Depositor;

            (ii) All of the Account Property has been and will have been credited to one of the Securities Accounts. The Securities Intermediary for each Securities Account has agreed to retain all assets credited to the Securities Accounts as "financial assets" within the meaning of the Relevant UCC;

            (iii) It is the intention of the parties that the Securities Administrator owns and has good and marketable title to the Account Property free and clear of any lien, claim or encumbrance of any Person. If the transfer and assignment of the Underlying Certificates contemplated by this Agreement is deemed to be other than a sale, notwithstanding the intent of the parties hereto, the Depositor would own and have good and marketable title to the Account Property free and clear of any lien, claim or encumbrance of any Person (other than a security interest in favor of the Securities Administrator and the Trustee);

            (iv) The Depositor has received all consents and approvals required by the terms of the Account Property for the transfer to the Securities Administrator of its interest and rights in the Account Property hereunder;

            (v) The Depositor has taken all steps necessary to cause the Securities Intermediary to identify in its records the Securities Administrator as the person having a Security Entitlement against the Securities Intermediary in each of the Securities Accounts;

            (vi) Other than the interest granted to the Securities Administrator pursuant to this Agreement, the Depositor has not pledged, assigned, sold or granted a security interest in, or otherwise conveyed any of the Account Property. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Account Property other than any financing statement relating to the interest granted to the Securities Administrator hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor; and

            (vii) The Securities Accounts are not in the name of any person other than the Depositor or the Securities Administrator. The Depositor has not consented to the Securities Intermediary of any Securities Account to comply with entitlement orders of any person other than the Securities Administrator.

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Pooling and Servicing Agmt.

      The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

      Section 2.04 Discovery of Breach; Repurchase or Substitution of Mortgage Loans.

      (a) Pursuant to Sections 2(b) and 2(d) of the Mortgage Asset Purchase and Sale Agreement, the Seller has made certain representations and warranties as to the characteristics of the Mortgage Loans as of the Closing Date, including representations and warranties that no Mortgage Loan is a "high-cost home loan" as defined under any local, state, or federal laws, and each of the Depositor and the Trustee intend that the Mortgage Loans (including any Replacement Mortgage Loans) included in the Trust Fund satisfy such representations and warranties. The Depositor, for the benefit of the Trustee and the Certificateholders hereby assigns any such rights against the Seller to the Trustee and the Seller acknowledges that it has agreed to comply with the provisions of this Section 2.04 in respect of a breach of any of such representations and warranties.

      It is understood and agreed that such representations and warranties set forth in Section 2(b) and 2(d) of the Mortgage Asset Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. Upon (i) discovery or receipt by the Depositor of written notice of any materially defective document in a related Trustee Mortgage File or, following the date of delivery to the Trustee of a Custodian's Final Trust Receipt as required under any Custody Agreement, that a document is missing from a related Trustee Mortgage File, or (ii) discovery by the Depositor or the Seller of the breach by the Seller of any representation or warranty under the Mortgage Asset Purchase and Sale Agreement in respect of any Mortgage Loan, which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a "Defective Mortgage Loan") (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such defective or missing document or breach and request that the Depositor deliver such missing document or cure or cause the cure of such defect or breach within 90 days from the date that the Depositor discovered or was notified of such missing document, defect or breach, and if the Depositor does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the Seller's obligation under the Mortgage Asset Purchase and Sale Agreement and cause the Seller to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 90-day period (subject to Section 2.04(b) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, if the Seller shall have commenced to cure such breach within such 90-day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within an additional 90-day period. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the related Distribution Account, and the Trustee, or its designee, upon receipt of written certification from the Securities Administrator of such deposit, shall release to the Seller, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to it and as shall be necessary to vest in such party any Mortgage Loan released pursuant

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Pooling and Servicing Agmt.

hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, either party may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Replacement Mortgage Loans in the manner and subject to the limitations set forth in Section 2.04(b) below. It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

      (b) Any substitution of Replacement Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.04(a) above must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the Seller substitutes a Replacement Mortgage Loan or Loans, such substitution shall be effected by delivering to the applicable Custodian, on behalf of the Trustee, for such Replacement Mortgage Loan or Loans, the related Mortgage Note, the related Mortgage, the related Assignment of Mortgage to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers' Certificate stating that each such Replacement Mortgage Loan satisfies the definition thereof and specifying the Substitution Amount (as described below), if any, in connection with such substitution. The applicable Custodian shall acknowledge receipt for such Replacement Mortgage Loan and, within 45 days thereafter, shall review such Mortgage Documents as specified in the related Custody Agreement and deliver to the Trustee and the Depositor, with respect to such Replacement Mortgage Loans, a certification substantially in the form of a revised Trust Receipt, with any exceptions noted thereon. Within one year of the date of substitution, each applicable Custodian shall deliver to the Trustee and the Depositor a certification substantially in the form of a revised Final Trust Receipt, with respect to such Replacement Mortgage Loans for which it acts as Custodian, with any exceptions noted thereon. Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the Seller. For the month of substitution, distributions to the Certificateholders shall reflect the collections and recoveries in respect of such Deleted Mortgage in the Due Period preceding the month of substitution and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Upon such substitution, such Replacement Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the Mortgage Asset Purchase and Sale Agreement, including all representations and warranties thereof included in the Mortgage Asset Purchase and Sale Agreement, in each case as of the date of substitution.

      For any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the excess (each, a "Substitution Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Replacement Mortgage Loans replacing such Deleted Mortgage Loans, together with one month's interest on such excess amount at the applicable Net Mortgage Rate. On the date of such substitution, the Seller,

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Pooling and Servicing Agmt.

as applicable, shall deliver or cause to be delivered to the Servicer for deposit in the Custodial Account an amount equal to the related Substitution Amount, if any, and the applicable Custodian, on behalf of the Trustee, upon receipt of the related Replacement Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Seller the related Trustee Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

      In addition, the Seller shall obtain at its own expense and deliver to the Trustee and the Securities Administrator an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause an Adverse REMIC Event. If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

      (c) Upon discovery by the Seller, the Depositor or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the applicable party shall repurchase or, subject to the limitations set forth in Section 2.04(b), substitute one or more Replacement Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in
Section 2.04(a) above. The Trustee shall re-convey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

      (d) The Seller indemnifies and holds the Trust Fund, the Master Servicer, the Securities Administrator, the Trustee, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any Certificateholder may sustain in connection with any actions of such party relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this
Section 2.04 and the Mortgage Asset Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

      Section 2.05 [Reserved.]

      Section 2.06 Grant Clause.

      (a) It is intended that the conveyance of the Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor's right, title and interest in, to and under,

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Pooling and Servicing Agmt.

whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

      (b) The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Assets and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee. Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Relevant UCC to perfect the Trustee's security interest in or lien on the Mortgage Assets, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor, (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Asset or (4) any change under the Relevant UCC or other applicable laws. Neither of the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee. Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Assets. In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

                                  ARTICLE III

                                THE CERTIFICATES

      Section 3.01 The Certificates.

      (a) The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum denominations in Certificate Principal Amount or Notional Amount specified in the

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Pooling and Servicing Agmt.

Preliminary Statement to this Agreement and in integral multiples of $1 in excess thereof, or in the Percentage Interests specified in the Preliminary Statement to this Agreement, as applicable. The Class X-A1 Certificate consist of two Components: the Pool 1 Component and the Pool 2 Component. The Holder of the Class X-A1 Certificate may not transfer the related Components separately.

      (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon receipt by the Trustee of the Trustee Mortgage Files described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Trustee to the Authenticating Agent for authentication and the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

      (c) The Class B-4, Class B-5, Class B-6, Class A-R and Class LT-R Certificates offered and sold in reliance on the exemption from registration under Rule 144A under the Act shall be issued initially in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A added to the forms of such Certificates (each, a "Restricted Global Security").

      Section 3.02 Registration.

      The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate Register"). The Trustee may appoint a bank or trust company to act as successor Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Securities Administrator and the appointment of a successor Securities Administrator. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

      Section 3.03 Transfer and Exchange of Certificates.

      (a) A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of

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such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

      (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

      (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

      The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

            (i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the 1933 Act) of the Depositor or (y) being made to a "qualified institutional buyer" (a "QIB") as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit H hereto; and

            (ii) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an "accredited investor" under Rule 501(a)(1), (2), (3) or (7) under the Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit I hereto.

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      (d) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Trustee, has received (A) a certificate substantially in the form of Exhibit J hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code. Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit J. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

      Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates. The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements. The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of a Plan any payments made on such ERISA-Restricted Certificate at and after either such time. Any such payments so recovered by the Securities Administrator, on behalf of the Trustee, shall be paid and delivered by the Securities Administrator, on behalf of the Trustee, to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of a Plan.

      (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

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      (f) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or
(B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a "Non-permitted Foreign Holder").

      Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C. In addition, the Trustee or the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Trustee and the Certificate Registrar, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Certificate Registrar shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

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      If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

      (g) Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder's or Owner's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

      Section 3.04 Cancellation of Certificates.

      Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

      Section 3.05 Replacement of Certificates.

      If (i) any Certificate is mutilated and is surrendered to the Trustee or the Certificate Registrar or (ii) the Trustee or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor, the Trustee or the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Trustee, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor or the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Certificate Registrar and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking

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therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Certificate Registrar, the Trustee or any agent in connection therewith.

      Section 3.06 Persons Deemed Owners.

      Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent nor any agent of any of them shall be affected by notice to the contrary.

      Section 3.07 Temporary Certificates.

      (a) Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

      (b) If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

      Section 3.08 Appointment of Paying Agent.

      The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder. The Trustee hereby appoints the Securities Administrator as the initial Paying Agent. The Trustee shall cause any Paying Agent, other than the Securities Administrator, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee. If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to

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the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

      Section 3.09 Book-Entry Certificates.

      (a) Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

            (i) the provisions of this Section 3.09 shall be in full force and effect;

            (ii) the Certificate Registrar, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

            (iii) to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

            (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

      (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

      (c) If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than

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50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a "Book-Entry Termination"), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates. Neither the Depositor, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder. Notwithstanding the foregoing, the Certificate Registrar, upon the instruction of the Depositor, shall have the right to issue Definitive Certificates on the Closing Date in connection with credit enhancement programs.

                                   ARTICLE IV

                        ADMINISTRATION OF THE TRUST FUND

      Section 4.01 Custodial Accounts; Distribution Account.

      (a) On or prior to the Closing Date, the Master Servicer shall have caused the Servicers to establish and maintain one or more Custodial Accounts, as provided in the related Servicing Agreements, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under the related Servicing Agreement, shall be deposited. On each Distribution Account Deposit Date, the Servicers shall remit to the Securities Administrator for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Servicing Agreement.

      (b) The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled "Distribution Account of HSBC Bank, USA, National Association, as Trustee for the benefit of Sequoia Mortgage Trust 2004-12 Holders of Mortgage Pass-Through Certificates." The Securities Administrator shall, promptly upon receipt from the Servicers on each Distribution Account Deposit Date and upon receipt from the Underlying Trustee (or its paying agent) on each Underlying Distribution Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

            (i) Any distributions on the Underlying Certificates with respect to the Underlying Distribution Date;

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            (ii) the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Servicing Agreements;

            (iii) any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Compensation Interest Payments with respect to the Mortgage Loans not paid by the Servicers; and

            (iv) any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

      (c) In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer's Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

      (d) On each Distribution Date and final Distribution Date of the Certificates in accordance with Section 7.01, the Securities Administrator, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02. The Securities Administrator may from time to time withdraw from the Distribution Account and pay the Master Servicer, the Trustee, the Securities Administrator or any Servicer any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to the clauses (A) through (D) of the definition of Available Distribution Amount.

      (e) Funds in the Distribution Account may be invested in Permitted Investments selected by and at the written direction of the Securities Administrator, which shall mature not later than one Business Day prior to the Distribution Date (except that if such Permitted Investment is an obligation of the Securities Administrator, then such Permitted Investment shall mature not later than such applicable Distribution Date) and any such Permitted Investment shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any Permitted Investment shall be for the benefit of the Securities Administrator, as additional compensation for its duties hereunder, and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The amount of any losses incurred in respect of any such investments shall be deposited in such Distribution Account by the Securities Administrator out of its own funds, without any right of reimbursement therefor, immediately as realized.

      Section 4.02 The Securities Account.

      (a) The Securities Administrator shall establish one or more "Securities Accounts" in the name of the Securities Intermediary that shall be held by the Securities Administrator for the

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benefit of the Trustee and the Certificateholders. Each Securities Account shall be a segregated, non-interest bearing trust account maintained with the Securities Administrator and established for the purpose of holding the Underlying Certificates; such account may be the same account as the Distribution Account. Each Securities Account shall be an Eligible Account. The Securities Administrator hereby appoints Wells Fargo Bank, National Association, as Securities Intermediary with respect to the Securities Accounts, and the Securities Intermediary shall hold, for the benefit of the Trustee and the Certificateholders, the Securities Accounts and the Security Entitlements to all Financial Assets credited to the Securities Accounts including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Securities Accounts and all proceeds thereof. Amounts held from time to time in the Securities Accounts will continue to be held by the Securities Intermediary on behalf of the Securities Administrator for the benefit of the Trustee and the Certificateholders. Upon the termination of the Trust Fund, the Securities Administrator shall inform the Securities Intermediary of such termination. By acceptance of their Certificates or interests therein, the Certificateholders shall be deemed to have appointed Wells Fargo Bank, National Association, as Securities Intermediary. Wells Fargo Bank, National Association hereby accepts such appointment as Securities Intermediary.

      (b) With respect to the Account Property credited to a Securities Account, the Securities Intermediary agrees that:

            (i) any Account Property that is held in deposit accounts shall be held solely in a bank approved in writing by each Rating Agency; provided, that Wells Fargo Bank, National Association shall be deemed to be so approved for so long as it maintains a short term debt rating by S&P of at least "A1+" and a long term debt rating by S&P of at least "AA-"; and each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

            (ii) the sole assets permitted in a Securities Account shall be those the Securities Intermediary agrees to treat as Financial Assets; and

            (iii) any such Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining a Securities Account in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Securities Administrator with respect thereto over which the Securities Intermediary or such other institution has Control.

      (c) The Securities Intermediary hereby confirms that (A) a Securities Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Securities Administrator as entitled to exercise the rights that comprise any Financial Asset credited to a Securities Account, (B) all Account Property in respect of a Securities Account will be promptly credited by the Securities Intermediary to such Securities Account, and (C) all securities or other property underlying any

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Financial Assets credited to a Securities Account shall be registered in the name of the Securities Administrator, endorsed to the Securities Administrator or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to a Securities Account be registered in the name of the Depositor, payable to the order of the Depositor or specially endorsed to the Depositor except to the extent the foregoing have been specially endorsed to the Securities Administrator or in blank.

      (d) The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to a Securities Account shall be treated as a Financial Asset.

      (e) If at any time the Securities Intermediary shall receive any order from the Securities Administrator directing transfer or redemption of any financial asset relating to a Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Depositor or any other Person.

      (f) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in a Securities Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the ownership interest of the Securities Administrator. The Financial Assets credited to a Securities Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Securities Administrator (except that the Securities Intermediary may set off the face amount of any checks which have been credited to a Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

      (g) There are no other agreements entered into between the Securities Intermediary in such capacity and the Depositor with respect to a Securities Account. In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

      (h) The rights and powers granted herein to the Securities Administrator have been granted in order to perfect its ownership interest in the Securities Accounts and the Security Entitlements to the Financial Assets credited thereto and are powers coupled with an interest and will neither be affected by the dissolution or bankruptcy of the Depositor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the ownership interest of the Securities Administrator in the Securities Accounts and such Security Entitlements has been terminated pursuant to the terms of this Agreement and the Securities Administrator has notified the Securities Intermediary of such termination in writing.

      (i) Notwithstanding anything else contained herein, the Securities Administrator agrees that the Securities Accounts will be established only with the Securities Intermediary or another institution meeting the requirements of this Section, which agrees substantially as follows: (1) it will comply with entitlement orders related to such account issued by the Securities Administrator without further consent by the Depositor; (2) until termination of the Agreement, it will not enter into any other agreement related to such account pursuant to which it agrees to

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comply with entitlement orders of any Person other than the Securities Administrator; and (3) all assets delivered or credited to it in connection with such account and all investments thereof will be promptly credited to such account.

      (j) The Depositor agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any financing statements under the Relevant UCC or this Agreement) as may be determined to be necessary, in order to perfect the interests created by this Section and otherwise effectuate the purposes, terms and conditions of this Agreement.

      Section 4.03 Liability of the Securities Intermediary.

      The Securities Intermediary shall be liable in accordance herewith only to the same extent as the Securities Administrator shall be liable hereunder as provided in Article VI hereof.

      Section 4.04 Reports to Trustee and Certificateholders.

      On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee and each Certificateholder a written report setting forth the following information (on the basis of the Underlying Distribution Date Statement obtained from the Underlying Master Servicer and the Mortgage Loan level information obtained from the Master Servicer and the Servicers):

      (a) the amount of the distributions, separately identified, with respect to each Class of Certificates;

      (b) the amount of the distributions set forth in the clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

      (c) the amount of the distributions set forth in the clause (a) allocable to interest and how it was calculated;

      (d) the amount of any unpaid Interest Shortfall, Net WAC Shortfall or unpaid Net WAC Shortfall (if applicable) and the related accrued interest thereon, with respect to each Class of Certificates;

      (e) the Class Principal Amount of each Class of Certificates after giving effect to the distribution of principal on that Distribution Date;

      (f) the Aggregate Stated Principal Balance of the Mortgage Loans in Pool 1 and Pool 2 and the Pool 1 Net WAC and the Pool 2 Net WAC, as applicable, at the end of the related Prepayment Period;

      (g) the Stated Principal Balance of the Mortgage Loans in each of Pool 1 and Pool 2 whose Mortgage Rates adjust on the basis of the One-Month LIBOR index and the Six-Month LIBOR index at the end of the related Prepayment Period;

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      (h) the Pro Rata Senior Percentage, Senior Percentage and the Subordinate Percentage for each of Pool 1 and Pool 2 for the following Distribution Date;

      (i) the Senior Prepayment Percentage and Subordinate Prepayment Percentage for each of Pool 1 and Pool 2 for the following Distribution Date;

      (j) in the aggregate and with respect to each of Pool 1 and Pool 2, the amount of the Master Servicing Fee and the Servicing Fee paid to or retained by the Master Servicer and by each Servicer, respectively;

      (k) in the aggregate and with respect to each of Pool 1 and Pool 2, the amount of Advances for the related Due Period;

      (l) in the aggregate and with respect to each of Pool 1 and Pool 2, the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

      (m) [Reserved];

      (n) in the aggregate and with respect to each of Pool 1 and Pool 2, for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of that Mortgage Loan as of the close of business on the last day of the related Due Period;

      (o) in the aggregate and with respect to each of Pool 1 and Pool 2, the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

      (p) in the aggregate and with respect to each of Pool 1 and Pool 2, the amount of Realized Losses incurred during the preceding calendar month;

      (q) in the aggregate and with respect to each of Pool 1 and Pool 2, the cumulative amount of Realized Losses incurred since the Closing Date;

      (r) the Realized Losses, if any, allocated to each Class of Certificates (other than the Group 3 Certificates) on that Distribution Date;

      (s) the Certificate Interest Rate for each Class of Certificates for that Distribution Date;

      (t) the amount of any Principal Transfer Amounts or Interest Transfer Amounts paid to the Undercollateralized Group or Principal Transfers between Groups in the event of Rapid Prepayment Conditions and the amount of any Special Hazard Losses;

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      (u) the amount of any principal and interest, if any, distributed in respect of the Underlying Certificates on the related Underlying Distribution Date; and

      (v) the certificate principal amount and the class principal amount of the Underlying Certificates (i) immediately prior to the related Distribution Date and (ii) as of such Distribution Date, after giving effect to the distributions of principal made thereon on the Underlying Distribution Date.

      Holders of the Group 3 Certificates may receive access to the monthly underlying distribution date statements by contacting the Securities Administrator as described below.

      The Securities Administrator shall make such reports available each month via the Master Servicer's website at http://www.ctslink.com. Assistance in using the website may be obtained by calling the Master Servicer's customer service desk at (301) 815-6600. Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such. In preparing or furnishing the foregoing information to the Trustee, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information in the Underlying Distribution Date Statements that have been provided to the Securities Administrator by the Underlying Master Servicer and data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer, the Underlying Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

      Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee or any agent thereof, shall be promptly forwarded to the Securities Administrator, the Securities Administrator shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Assets as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that the Securities Administrator shall be entitled to be reimbursed by such Certificateholders for the Securities Administrator's actual expenses incurred in providing such reports and access.

                                   ARTICLE V

                    DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

      Section 5.01 Distributions Generally.

      (a) Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with

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this Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000, or in the case of a Class of Interest-Only Certificates or Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar's Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar's Corporate Trust Office. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

      (b) All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

      Section 5.02 Distributions from the Distribution Account.

      (a) Subject to Sections 5.02(b), (c), (l) and (m), on each Distribution Date, the Available Distribution Amount for the related Asset Pool (in the case of the Components of the Class X-A1 Certificates and the Senior Certificates other than the Class X-B Certificates) and Pool 1 and Pool 2 in the aggregate (in the case of the Subordinate Certificates and the Class X-B Certificates) shall be withdrawn by the Securities Administrator from the Distribution Account allocated among the Classes of Senior Certificates, Components related to such Classes and Subordinate Certificates in the following order of priority:

            (i) Concurrently, from the related Available Distribution Amount, to the payment of the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on each Class of Senior Certificates, and each Component thereof, of the Related Certificate Group; provided, however, that on each Distribution Date, the amount of interest that would otherwise be distributable to the Pool 1 Component, the Pool 2 Component and the Class X-A2 and Class X-B Certificates, will be deposited in the Reserve Fund and credited to the Class X-A1 Pool 1 Component Sub Account, the Class X-A1 Pool 2 Component Sub Account, the Class X-A2 Sub Account or the Class X-B

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      Sub Account of the Reserve Fund, as applicable, to the extent of the related Required Reserve Fund Deposit for such Distribution Date;

            (ii) Concurrently, to the Senior Certificates of the Related Certificate Group, from the Available Distribution Amount remaining in the related Asset Pool after application of amounts pursuant to clause (i) above, as follows:

                  (A) sequentially, to the Class A-R and Class A-1 Certificates, in that order, the Senior Principal Distribution Amount for Pool 1, until their respective Class Principal Amounts have been reduced to zero;

                  (B) to the Class A-2 Certificates, the Senior Principal Distribution Amount for Pool 2, until the Class Principal Amount of such Class has been reduced to zero; and

                  (C) to the Class A-3 Certificates, the Group 3 Principal Distribution Amount, until the Class Principal Amount of such Class has been reduced to zero;

            (iii) From the aggregate Available Distribution Amount for Pool 1 and Pool 2 remaining after the application of amounts pursuant to clauses
      (i) and (ii) above, to the Class B-1 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class on such date;

            (iv) From the aggregate Available Distribution Amount for Pool 1 and Pool 2 remaining after application of amounts pursuant to clauses (i) through (iii) above, to the Class B-1 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each such Asset Pool, until its Class Principal Amount has been reduced to zero;

            (v) From the aggregate Available Distribution Amount for Pool 1 and Pool 2 remaining after the application of amounts pursuant to clauses (i) through (iv) above, to the Class B-2 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class on such date;

            (vi) From the aggregate Available Distribution Amount for Pool 1 and Pool 2 remaining after application of amounts pursuant to clauses (i) through (v) above, to the Class B-2 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each such Asset Pool, until its Class Principal Amount has been reduced to zero;

            (vii) From the aggregate Available Distribution Amount for Pool 1 and Pool 2 remaining after the application of amounts pursuant to clauses
      (i) through (vi) above, to the Class B-3 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class on such date;

            (viii) From the aggregate Available Distribution Amount for Pool 1 and Pool 2 remaining after application of amounts pursuant to clauses (i) through (vii) above, to the

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      Class B-3 Certificates, such Class' Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each such Asset Pool, until its Class Principal Amount has been reduced to zero;

            (ix) Concurrently, (A) from the Class X-A1 Pool 1 Component Sub Account, to the Class A-1 Certificates, (B) from the Class X-A1 Pool 2 Component Sub Account, to the Class A-2 Certificates, (C) from the Class X-A2 Sub Account, to the Class A-3 Certificates and (D) from the Class X-B Sub Account, sequentially, to the Class B-1, Class B-2 and Class B-3 Certificates, in that order, any related Net WAC Shortfalls or related unpaid Net WAC Shortfalls for such date;

            (x) From the aggregate Available Distribution Amount for Pool 1 and Pool 2 remaining after application of amounts pursuant to clauses (i) through (viii) in the following order of priority:

                  (A) to the Class B-4 Certificates, the Interest Distribution
            Amount and any Interest Shortfalls, in each case, for such Class and date;

                  (B) to the Class B-4 Certificates, such Class' Subordinate
            Class Percentage of the Subordinate Principal Distribution Amount for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero;

                  (C) to the Class B-5 Certificates, the Interest Distribution
            Amount and any Interest Shortfalls, in each case, for such Class and date;

                  (D) to the Class B-5 Certificates, such Class' Subordinate
            Class Percentage of the Subordinate Principal Distribution Amount for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero;

                  (E) to the Class B-6 Certificates, the Interest Distribution
            Amount and any Interest Shortfalls, in each case, for such Class and date; and

                  (F) to the Class B-6 Certificates, such Class' Subordinate
            Class Percentage of the Subordinate Principal Distribution Amount for each of Pool 1 and Pool 2, until its Class Principal Amount has been reduced to zero; and

            (xi) To the Class A-R Certificate and the Class LT-R Certificate, any remaining amount of the Available Distribution Amount from the Asset Pools in the aggregate allocated as provided in Section 5.02(d).

      (b) On each Distribution Date on and after the Credit Support Depletion Date, the Available Distribution Amount for Pool 1 and Pool 2 shall be combined and distributed to the remaining Classes of Senior Certificates in Group 1 and Group 2, first, to pay the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls; second, to pay principal on a pro rata basis; third, to pay any Net WAC Shortfall or any unpaid Net WAC Shortfall; and fourth, to the Class A-R and Class LT-R Certificates, any remaining Available Distribution Amount from such Asset Pool.

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      (c) Notwithstanding the priority and allocation set forth in Section 5.02(a), if with respect to any Class of Subordinate Certificates on any Distribution Date the aggregate of the related Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a higher numerical Class designation than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments shall be made to any such Classes and the amount of such Principal Prepayment otherwise distributable to such Classes shall be distributed to any Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a) above.

      (d) Amounts distributed to the Residual Certificates pursuant to subparagraph (a)(xi) of this Section 5.02 on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date.

      (e) For purposes of distributions provided in paragraph (a), each Asset Pool shall "relate" to the Senior Class or Classes of the applicable Related Certificate Group.

      (f) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class A-1 Certificates, the Securities Administrator shall withdraw from the Reserve Fund (and debit to the Class X-A1 Pool 1 Component Sub Account), the amount for distribution to such Class equal to the lesser of (1) the amount of such Net WAC Shortfall and (2) the amounts credited to the related Sub Account as provided in Section 5.02(a)(ix).

      (g) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class A-2 Certificates, the Securities Administrator will withdraw from the Reserve Fund (and debit to the Class X-A1 Pool 2 Component Sub Account), the amount for distribution to such Class equal to the lesser of (1) the amount of such Net WAC Shortfall and (2) the amounts credited to the related Sub Account as provided in Section 5.02(a)(ix).

      (h) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class A-3 Certificates, the Securities Administrator will withdraw from the Reserve Fund (and debit to the Class X-A2 Sub Account), the lesser of (1) the amount of such Net WAC Shortfall and (2) the amounts credited to the related Sub Account as provided in Section 5.02(a)(ix).

      (i) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class B-1, Class B-2 or Class B-3 Certificates, the Securities Administrator will withdraw from the Reserve Fund (and debit to the Class X-B Sub Account), the lesser of (1) the amount of such Net WAC Shortfall and (2) the amounts credited to the related Sub Account as provided in Section 5.02(a)(ix).

      (j) For purposes of distributions of interest in paragraph (a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

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      (k) If, immediately after any Distribution Date, the amount credited to any Sub Account of the Reserve Fund exceeds the initial credit thereto, the Securities Administrator will distribute from the Reserve Fund (and debit to such Sub Account) such excess to the Holders of the Certificates in respect of which amounts were credited to the relevant Sub Account.

      (l) Notwithstanding the priority of distributions set forth in paragraph
(a) above, if on any Distribution Date prior to the Credit Support Depletion (1) either one of the Rapid Prepayment Conditions is satisfied on such date and (2) the aggregate Class Principal Amount of the Senior Certificates in Group 1 or Group 2 has been reduced to zero, then that portion of the Available Distribution Amount for such Asset Pool described in Section 5.02(a)(ii) that represents principal collections on the Mortgage Loans shall be applied as an additional distribution to the remaining Classes of Senior Certificates in the other Certificate Group, in reduction of, and in proportion to, the Class Principal Amounts thereof; provided, however, that any such amounts distributable to the Class A-R and Class A-1 Certificates shall be distributed first, to the Class A-R Certificates and second, to the Class A-1 Certificates.

      (m) If, on any Distribution Date, either Group 1 or Group 2 would constitute an Undercollateralized Group and the other Certificate Group constitutes an Overcollateralized Group, then notwithstanding Section 5.02(a)(ii), the Available Distribution Amount for the Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Group shall be distributed, up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollateralized Group, to the Senior Certificates related to the Undercollateralized Group in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same order and priority as such Certificates would receive other distributions of principal.

      Section 5.03 Allocation of Losses.

      (a) On or prior to each Distribution Date, the Master Servicer shall aggregate the information provided by each Servicer with respect to the total amount of Realized Losses experienced on the Mortgage Loans for the related Distribution Date.

      (b) On each Distribution Date, the principal portion of Realized Losses shall be allocated to the Certificates (other than the Group 3 Certificates) as follows:

            first, to the Classes of Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates with the highest numerical Class designation) until the Class Principal Amount of each such Class is reduced to zero; and

            second, to each Class of Senior Certificates relating to the Asset Pool which sustained such loss (allocated among the related Senior Classes on a pro rata basis), in each case, until the Class Principal Amount of such Class of Senior Certificates is reduced to zero .

         Realized Losses shall not be allocated to the Group 3 Certificates.

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      (c) On each Distribution Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Principal Amounts of all outstanding Classes of Certificates (other than the Group 3 Certificates) (after giving effect to the distribution of principal on such Distribution Date) exceeds the Aggregate Stated Principal Balance for the following Distribution Date.

      (d) Any allocation of a loss pursuant to this section to a Class of Certificates (other than the Group 3 Certificates) shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

      (e) Subsequent Recoveries in respect of the Mortgage Loans shall be distributed to the Certificates (other than the Group 3 Certificates) still outstanding, in accordance with Section 5.02, and the Class Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Realized Loss will be increased, in order of seniority, by the amount of such Subsequent Recovery.

      Section 5.04 Advances by Master Servicer.

      If any Servicer fails to remit any Advance required to be made under the applicable Servicing Agreement, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is non-recoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is non-recoverable, it shall, on or prior to the related Distribution Date, deliver an Officer's Certificate to the Trustee to such effect.

      Section 5.05 Compensating Interest Payments.

      The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Compensating Interest Payment for such Distribution Date, but only to the extent that Prepayment Interest Shortfalls relating to such Distribution Date are required to be paid but not actually paid by the Servicers. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

      Section 5.06 Reserve Fund.

      (a) On the Closing Date, the Securities Administrator shall establish and maintain in the Trustee's name, in trust for the benefit of the holders of the LIBOR Certificates and the Interest-Only Certificates, a Reserve Fund, into which the Depositor shall, on such date, deposit $10,000.00. The Reserve Fund shall be an Eligible Account, and funds on deposit therein shall

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Pooling and Servicing Agmt.

be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement. The Reserve Fund shall not be an asset of any REMIC established hereby.

      (b) The Reserve Fund will be comprised of four Sub Accounts: "Class X-A1 Pool 1 Component Sub Account", "Class X-A1 Pool 2 Component Sub Account," "Class X-A2 Sub Account" and "Class X-B Sub Account". On each Distribution Date, (i) Current Interest that would otherwise be distributable with respect to the Pool 1 Component of the Class X-A1 Certificates will be credited instead to the Class X-A1 Pool 1 Component Sub Account, (ii) Current Interest that would otherwise be distributable with respect to the Pool 2 Component of the Class X-A1 Certificates will be credited instead to the Class X-A1 Pool 2 Component Sub Account, (iii) Current Interest that would otherwise be distributable with respect to the Class X-A2 Certificates will be credited instead to the Class X-A2 Sub Account and (iv) Current Interest that would otherwise be distributable with respect to the Class X-B Certificates will be credited instead to the Class X-B Sub Account, in each case, to the extent of the applicable Required Reserve Fund Deposit for such Class or Component.

      (c) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class A-1 Certificates, the Securities Administrator shall withdraw from the Reserve Fund, to the extent of funds credited to the Class X-A1 Pool 1 Component Sub Account, the amount of such Net WAC Shortfall for distribution on such Distribution Date pursuant to Section 5.02(f).

      (d) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class A-2 Certificates, the Securities Administrator shall withdraw from the Reserve Fund, to the extent of funds credited to the Class X-A1 Pool 2 Component Sub Account, the amount of such Net WAC Shortfall for distribution on such Distribution Date pursuant to Section 5.02(g).

      (e) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class A-3 Certificates, the Securities Administrator shall withdraw from the Reserve Fund, to the extent of funds credited to the Class X-A2 Sub Account, the amount of such Net WAC Shortfall for distribution on such Distribution Date pursuant to Section 5.02(h).

      (f) On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class B-1, Class B-2 or Class B-3 Certificates, the Securities Administrator shall withdraw from the Reserve Fund, to the extent of funds credited to the Class X-B Sub Account, the amount of such Net WAC Shortfall for distribution on such Distribution Date pursuant to Section 5.02(i).

      (g) Funds on deposit in the Reserve Fund shall be invested in Permitted Investments. Any earnings on amounts credited to the Class X-A1 Pool 1 Component Sub Account and the Class X-A1 Pool 2 Component Sub Account shall be for the benefit of the Class X-A1 Certificateholders; any earnings on amounts credited to the Class X-A2 Sub Account shall be for the benefit of the Class X-A2 Certificateholders; and any earnings on amounts credited to the Class X-B Sub Account shall be for the benefit of the Class X-B Certificateholders. The Interest-Only Certificates shall evidence ownership of the Reserve Fund (and Sub Accounts thereof) for federal income tax purposes and the Holders thereof shall direct the Securities Administrator, in writing, as to investment of amounts on deposit therein. The applicable

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Interest-Only Certificateholder(s) shall be liable for any losses incurred on such investments. In the absence of written instructions from the applicable Interest-Only Certificateholder as to investment of funds on deposit in the Reserve Fund (and credited to the related Sub Account), such funds shall be invested in money market funds as described in paragraph (ix) of the definition of Permitted Investments in Article I. For all Federal income tax purposes, amounts transferred by the Upper-Tier REMIC to the Reserve Fund shall be treated as amounts distributed by the Upper-Tier REMIC to the applicable Interest-Only Certificateholders.

      (h) If, immediately after any Distribution Date, the amount credited to any Sub Account of the Reserve Fund exceeds the initial credit thereto, the Securities Administrator will debit such excess from such Sub Account and distribute such excess from the Reserve Fund to the Holders of the Certificates for which such amounts were credited to the relevant Sub Account pursuant to
Section 5.02(m).

      (i) Upon termination of the Trust Fund any amounts on deposit in the Reserve Fund and credited to a Sub Account shall be distributed to the applicable Interest-Only Certificateholders.

                                   ARTICLE VI

       CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF
                                    DEFAULT

      Section 6.01 Duties of Trustee and the Securities Administrator.

      (a) The Trustee, except during the continuance of an Event of Default and the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee or the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee or the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs, unless the Trustee is acting as Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder.

      (b) Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or any Servicer to the Trustee or the Securities Administrator pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant to this Agreement. Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document,

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Pooling and Servicing Agmt.

order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders and will, at the expense of the Trust Fund, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Certificateholders.

      (c) Neither the Trustee nor the Securities Administrator shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Securities Administrator shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits). No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

            (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Trustee when required to do so) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

            (iii) For all purposes under this Agreement, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

            (iv) No provision of this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

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Pooling and Servicing Agmt.

            (v) Neither the Trustee nor the Securities Administrator shall be responsible for any act or omission of the Master Servicer, the Depositor, the Seller or any Custodian.

      (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Asset hereunder; provided, however, that the Trustee shall promptly remit to the applicable Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

      (e) Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator, as applicable, under this Agreement.

      (f) Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator, as applicable, to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Servicing Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

      (g) The Trustee shall not be held liable by reason of any insufficiency in the Distribution Account or the Reserve Fund resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

      (h) Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this

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Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

      (i) Neither the Securities Administrator nor the Trustee shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee or the Securities Administrator, as applicable, unless it shall be proved that the Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts.

      (j) Notwithstanding anything in this Agreement to the contrary, neither the Securities Administrator nor the Trustee shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee or the Securities Administrator, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

      (k) Neither the Securities Administrator nor the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.

      Section 6.02 Certain Matters Affecting the Trustee and the Securities Administrator.

      Except as otherwise provided in Section 6.01:

            (i) Each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Unless an Event of Default shall have occurred and be continuing, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a

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Pooling and Servicing Agmt.

      reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding. The reasonable expense thereof shall be paid by the party requesting such investigation and if not reimbursed by the requesting party shall be reimbursed by the Trust Fund to the Trustee or the Securities Administrator, as applicable;

            (v) Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment, provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee or the Securities Administrator, as applicable;

            (vi) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

            (vii) The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act; and

            (viii) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

      Section 6.03 Trustee and Securities Administrator Not Liable for Certificates.

      The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Asset, or related document save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its

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valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Asset to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates. The Trustee and the Securities Administrator shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. Except as otherwise provided herein, the Trustee and the Securities Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

      Section 6.04 Trustee and the Securities Administrator May Own
Certificates.

      The Trustee and the Securities Administrator and any Affiliate or agent of either of them in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such agent.

      Section 6.05 Eligibility Requirements for Trustee and Securities Administrator.

      The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Master Servicer or any Servicer. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

      The Securities Administrator hereunder shall at all times (i) be an institution authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, (ii) be rated at least "A/F1" by Fitch, or if not rated by Fitch, the equivalent rating by S&P or Moody's and (iii) not be an originator of Mortgage Loans, the Master Servicer, a Servicer, the Depositor, or an Affiliate of the Depositor unless the Securities Administrator is in an institutional trust department of the Securities Administrator.

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      Section 6.06 Resignation and Removal of Trustee and the Securities Administrator.

      (a) Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer. If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable. In the case of any such resignation by the Securities Administrator, if no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 6.06, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

      (b) If at any time (i) the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Securities Administrator shall fail to perform its obligations pursuant to
Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Securities Administrator by the Trustee or the Depositor, (iii) the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, (iv) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (v) the continued use of the Trustee or Securities Administrator would result in a downgrading of the rating by any Rating Agency of any Class of Certificates with a rating, then the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, acceptable to the Depositor or the Trustee by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy each to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.

      (c) The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days' written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable and one copy to the

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Pooling and Servicing Agmt.

Master Servicer; the Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

      (d) Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in
Section 6.07.

      Section 6.07 Successor Trustee and Successor Securities Administrator.

      (a) Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein. The predecessor trustee or predecessor securities administrator, as applicable, shall deliver to the successor trustee (or assign to the Trustee its interest under each Custody Agreement, to the extent permitted thereunder) or successor securities administrator, as applicable, all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.

      (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

      (c) Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency. The expenses of such mailing shall be borne by the Master Servicer.

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Pooling and Servicing Agmt.

      Section 6.08 Merger or Consolidation of Trustee or the Securities Administrator.

      Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that, in the case of the Trustee, such Person shall be eligible under the provisions of Section 6.05.

      Section 6.09 Appointment of Co-Trustee, Separate Trustee or Custodian.

      (a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Master Servicer to make Advances pursuant to Section 5.04 hereof shall not be affected or assigned by the appointment of a co-trustee.

      (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the

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      Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

            (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

            (iv) the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

      (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

      (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

      (g) The Trust shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee under such Section).

      Section 6.10 Authenticating Agents.

      (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator accepts such appointment. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such

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Pooling and Servicing Agmt.

reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a national banking association or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

      (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

      Section 6.11 Indemnification of the Trustee and the Securities Administrator.

      The Trustee and the Securities Administrator and their respective directors, officers, employees and agents shall be entitled to indemnification from the Depositor and the Trust Fund (provided that the Trust Fund's indemnification under this Section 6.11 is limited by Section 4.01(d) for any loss, liability or expense (including, without limitation, reasonable attorneys' fees and disbursements (and, in the case of the Trustee, in connection with each Custody Agreement, including the reasonable compensation and the expenses and disbursements of its agents or counsel), incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of their duties hereunder including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

            (i) with respect to any such claim, the Trustee or the Securities Administrator, as applicable, shall have given the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, as applicable, shall have knowledge thereof;

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Pooling and Servicing Agmt.

            (ii) while maintaining control over its own defense, the Trustee or the Securities Administrator, as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

            (iii) notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee or the Securities Administrator, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

      The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee or the Securities Administrator, as applicable, and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

      Section 6.12 Fees and Expenses of Securities Administrator and the
Trustee.

      (a) Compensation for the services of the Securities Administrator hereunder shall be paid from the Master Servicing Fee. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct. Wells Fargo Bank, National Association shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

      (b) As compensation for its services hereunder, the Trustee shall be entitled to receive a Trustee fee equal to $3,500 per annum, which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and the Master Servicer. Any expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

      Section 6.13 Collection of Monies.

      Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

      Section 6.14 Events of Default; Trustee To Act; Appointment of Successor.

      (a) The occurrence of any one or more of the following events shall constitute an "Event of Default":

            (i) Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.04 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the

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Pooling and Servicing Agmt.

      Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby; or

            (ii) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (viii) and (ix) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

            (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

            (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

            (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

            (vi) The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof; or

            (vii) If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

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Pooling and Servicing Agmt.

            (viii) A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates; or

            (ix) After receipt of notice from the Trustee, any failure of the Master Servicer to make any Advances when such Advances are due, as required to be made hereunder.

      If an Event of Default described in clauses (i) through (viii) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed by Certificateholders evidencing more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or upon the occurrence of an Event of Default described in clause (ix) of this Section, shall, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer's responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer's functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending this Agreement, if necessary.

      Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer's termination.

      If any Event of Default shall occur, the Trustee, upon becoming aware of the occurrence thereof, shall promptly notify the Securities Administrator and each Rating Agency of the nature

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and extent of such Event of Default. The Trustee or the Securities Administrator shall immediately give written notice to the Master Servicer upon the Master Servicer's failure to make Advances as required under this Agreement.

      (b) On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.06, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances in accordance with Section 5.04; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination. The Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee.

      (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and the transfer to the Trustee or such successor master

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servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. No successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Trustee to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee to cooperate as required by this Agreement.

      Section 6.15 Additional Remedies of Trustee Upon Event of Default.

      During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

      Section 6.16 Waiver of Defaults.

      More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Distribution Account that would result in a failure of the Trustee to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

      Section 6.17 Notification to Holders.

      Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Securities Administrator, and the Certificateholders at their respective addresses

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appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

      Section 6.18 Directions by Certificateholders and Duties of Trustee During
                   Event of Default.

      Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

      Section 6.19 Action Upon Certain Failures of the Master Servicer and Upon
                   Event of Default.

      In the event that the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer.

      Section 6.20 Preparation of Tax Returns and Other Reports.

      (a) The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with
Article X hereof. If the Trustee notifies the Securities Administrator in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator's possession). The Securities Administrator shall forward copies to the Depositor of all such

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returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall forward to the Trustee for distribution to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and disseminate to the Trustee for distribution to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator and the Trustee) to the extent required by applicable law. The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

      (b) The Securities Administrator shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method. The Securities Administrator shall also file a Form 8811 as required. The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Trustee and the Depositor. The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders. The Master Servicer shall cause each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

      (c) Within 10 days after each Distribution Date or, if shorter, within the period of time required under the rules of the Securities and Exchange Commission (the "Commission"), the Depositor shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K (or such other form prescribed by the Commission) with a copy of the report to the Certificateholders for such Distribution Date and such other information as is required by the rules of the Commission, as exhibits thereto. Prior to March 30, 2005 (and, if applicable, prior to March 30 of each year), the Depositor shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 10-K with respect to the Trust Fund. In addition, the Depositor will cause its senior officer in charge of securitization to execute the certification (the "Form 10-K Certification") required pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended, and to file the same with the Commission prior to March 30, 2005 (and, if applicable, prior to March 30 of each year). To the extent any information or exhibits required to be included in the Form 10-K are not available by March 30, the Depositor shall, on behalf of the Trust, file one or more amended Form 10-Ks to include such missing information or exhibits promptly after receipt thereof by the Depositor. Promptly following the first date legally permissible under applicable regulations and interpretations of the Commission, the Depositor shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Each of the Securities Administrator, the Master Servicer and the Trustee agree to furnish to the Depositor promptly, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement

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and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Depositor shall have no responsibility to file any items other than those specified in this section.

      (d) On or before January 31 of each year, the Depositor, on behalf of the Trust, shall provide the Securities Administrator with a written notice listing all Distribution Date reports to the Certificateholders with respect to Distribution Dates occurring in the prior calendar year that were included in a filing on Form 8-K (or other prescribed form) pursuant to Section 6.20(c); provided that, if no Form 10-K is required to be filed for such prior calendar year, no written notice shall be required. No later than March 15 of each year in which such written notice is provided by the Depositor to the Securities Administrator, the Securities Administrator shall sign a certification (in the form attached hereto as Exhibit M), for the benefit of the Person(s) signing the Form 10-K Certification, regarding certain aspects of the Form 10-K Certification.

                                  ARTICLE VII

                         PURCHASE OF MORTGAGE LOANS AND
                          TERMINATION OF THE TRUST FUND

      Section 7.01 Purchase of Mortgage Loans; Termination of Trust Fund.

      (a) The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the Distribution Date immediately following the Latest Possible Maturity Date or upon the occurrence of the latest to occur of the following events: (A) receipt by the Securities Administrator of the final payment on the Underlying Certificates and the distribution of all amounts required to be distributed to the Holders of the Group 3 Certificates pursuant to this Agreement, (B) the sale of the Mortgage Loans and related property, in accordance with Section 7.01(c) and (C) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

      (b) [Reserved].

      (c) On any Distribution Date occurring on or after the Initial Optional Purchase Date, the Depositor has (I) the right to direct the Master Servicer to purchase not less than all of the Mortgage Loans in the Trust Fund and any property relating to such Mortgage Loans pursuant to Section 7.02 hereof and
(II) the obligation to purchase such Mortgage Loans and other property from the Master Servicer at the Clean-Up Call Price. If the Depositor elects to so direct the Master Servicer, the Master Servicer shall no later than 30 days prior to the Distribution Date selected for purchase of the Mortgage Loans (the "Purchase Date") deliver written notice to the

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Trustee and the Securities Administrator and either (a) deposit in the Distribution Account the Clean-Up Call Price or (b) state in such notice that the Clean-Up Call Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time, on the applicable Purchase Date. Upon exercise of such option, the Trustee shall sell the Mortgage Loans to the Master Servicer at a price equal to the Clean-Up Call Price whereupon the Master Servicer shall immediately sell such Mortgage Loans to the Depositor at a price equal to the Clean-Up Call Price. Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be obligated to purchase the Mortgage Loans unless and until the Master Servicer shall have received funds from the Depositor in an amount equal to the Clean-Up Call Price. Notice of any optional redemption shall be mailed by the Trustee to the affected Certificateholders not later than the first day of the month in which the Purchase Date occurs, and the Certificates (other than the Residual Certificates and the Group 3 Certificates) shall be redeemed in accordance with Section 7.03. The Group 3 Certificates may continue to remain outstanding upon the exercise of the Master Servicer's optional redemption right under this Section.

      (d) The Depositor, the Master Servicer, each Servicer, the Securities Administrator and each Custodian shall be reimbursed from the Clean-Up Call Price for any Advances, Servicer Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the related Mortgage Loans that are reimbursable to such parties under this Agreement, the related Servicing Agreement or the related Custody Agreement.

      Section 7.02 Procedure Upon Redemption Termination of Trust Fund.

      (a) If on any Determination Date the Master Servicer determines that there are no outstanding Mortgage Assets relating to a Class of Certificates, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator promptly to send a final distribution notice to each affected Certificateholder. Such notice shall specify (A) the Distribution Date upon which final distribution on the affected Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the affected Certificates at the Certificate Registrar's Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the affected Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Securities Administrator, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the affected Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the affected Certificates shall terminate.

      Upon termination of the Trust Fund, the Trustee shall terminate, or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

      (b) In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their affected Certificates

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for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any affected Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

      (c) Any reasonable expenses incurred by the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

      Section 7.03 Additional Trust Fund Termination Requirements.

      (a) If the Master Servicer purchases the Mortgage Loans in the Trust Fund pursuant to Section 7.01(c), Lower Tier REMIC 1 shall be liquidated in accordance with the following additional requirements, unless the Trustee seeks (at the request of the Master Servicer pursuant to Section 7.01(c)) and subsequently receives, an Opinion of Counsel (at the expense of the Depositor), addressed to the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

            (i) Upon notification by the Master Servicer that it intends to exercise its option to purchase the Mortgage Loans in the Trust Fund, the Trustee shall adopt a written plan of complete liquidation for Lower-Tier REMIC 1, meeting the requirements of a qualified liquidation under the REMIC Provisions;

            (ii) Any sale of the assets of the Lower-Tier REMIC 1 pursuant to
      Section 7.02 shall be a sale for cash and shall occur within 89 days following the time of adoption of such a plan of complete liquidation and prior to the time of making any final payment of the Certificates, as described in Section 7.03(a)(iii) below. The proceeds of such sale shall be distributed to the Middle-Tier and Upper-Tier REMICs, in accordance with the Preliminary Statement;

            (iii) Upon the exercise by the Master Servicer of the right to purchase the Mortgage Loans in the Trust Fund pursuant to Section 7.01(c) if no other Lower Tier REMIC 2 Interest shall remain outstanding following such purchase, the Middle-Tier REMIC and the Upper-Tier REMIC also shall be terminated in accordance with the following additional requirements, unless the Trustee seeks, and subsequently receives, an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not result in an Adverse REMIC Event:

            (A) concurrently with the adoption of the plan of complete liquidation of Lower-Tier REMIC 1, as set forth in paragraph (a)(i) of this Section, the Trustee shall adopt a

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      written plan of complete liquidation of the Upper-Tier REMIC and the Middle-Tier REMIC, which meets the requirements of a qualified liquidation under the REMIC Provisions; and

            (B) On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each remaining REMIC) shall terminate at that time; and

            (iv) In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which plans of complete liquidation are adopted on behalf of the Middle-Tier and Upper-Tier REMICs.

      (b) By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee under this Section and to take such other action in connection therewith as may be reasonably requested by the Securities Administrator or any Servicer.

                                  ARTICLE VIII

                          RIGHTS OF CERTIFICATEHOLDERS

      Section 8.01 Limitation on Rights of Holders.

      (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates

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evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 8.02 Access to List of Holders.

      (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

      (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

      (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

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      Section 8.03 Acts of Holders of Certificates.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section. Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee, the Securities Administrator, the Master Servicer, nor the Depositor shall be affected by any notice to the contrary.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

      Section 8.04 Rights of Certificateholders as Holders of the Underlying
                   Certificates.

      The Depositor hereby expressly agrees that each Holder of a Group 3 Certificate, to the extent of its ownership interest in the Underlying Certificates, shall have the same rights against the Depositor, acting in its capacity as depositor with respect to the Underlying Trust, as if such

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Certificateholder held the Underlying Certificates directly, and by acceptance of their Certificates or interests therein, the Holders of the Group 3 Certificates shall be deemed to have appointed the Securities Administrator, as agent to enforce such rights.

                                   ARTICLE IX

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                             BY THE MASTER SERVICER

      Section 9.01 Duties of the Master Servicer; Enforcement of Servicer's and
                   Master Servicer's Obligations.

      (a) The Master Servicer, on behalf of the Trustee, the Depositor and the Certificateholders shall, from and after the Closing Date, monitor the performance of the Servicers under the Servicing Agreements, and shall use its reasonable good faith efforts to cause the Servicers duly and punctually to perform all of their duties and obligations thereunder. Upon the occurrence of a default of which an Authorized Officer of the Master Servicer has actual knowledge under a Servicing Agreement, the Master Servicer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default. So long as any such default shall be continuing, the Master Servicer may, and shall if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; and/or (iii) waive any such default under the Servicing Agreement or take any other action with respect to such default as is permitted thereunder. Notwithstanding any provision of this Agreement or any Servicing Agreement to the contrary, the Master Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of, or to enforce the obligations of, (i) any Servicer under its Servicing Agreement with respect to any Additional Collateral or any Limited Purpose Surety Bond relating thereto, including, without limitation, the collection of any amounts owing to the Trust Fund in respect thereof (unless and until the Master Servicer shall have assumed the obligations of such Servicer as successor servicer under the related Servicing Agreement pursuant to this Section 9.01, in which case, as successor servicer, it shall be bound to serve and administer the Additional Collateral and any related Limited Purpose Surety Bond in accordance with the provisions of such Servicing Agreement) or (ii) any Servicer under its Servicing Agreement with respect to the servicing or administration of defaulted or delinquent Mortgage Loans and the management and disposition of any REO Properties or for any actions of the Trustee or the Seller in connection therewith.

      (b) Upon any termination by the Master Servicer of a Servicer's rights and powers pursuant to its Servicing Agreement, the rights and powers of the Servicer with respect to the Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer in its capacity as Servicer with respect to such Mortgage Loans under the related Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Trustee and the Rating Agencies, such consent not to be unreasonably withheld, and in accordance with the applicable provisions of the Servicing Agreement, a new Fannie Mae- or FHLMC-approved Person that is a member in good standing of MERS to serve

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as successor to the Servicer; provided, however, that no Trustee consent or Rating Agency approval shall be required if the successor servicer is GMAC or a Person that was a Servicer on the Closing Date; provided, further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer (including the Master Servicer). With such consent, the Master Servicer may elect to continue to serve as successor servicer under the Servicing Agreement. Upon appointment of a successor servicer, as authorized under this Section 9.01(b), unless the successor servicer shall have assumed the obligation of the terminated Servicer under such Servicing Agreement, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Servicing Agreement. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor as it and such successor shall agree, but in no event shall such compensation of any successor servicer (including the Master Servicer) be in excess of that payable to the Servicer under the affected Servicing Agreement.

      The Master Servicer shall pay the costs of such enforcement (including the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney's fees against the party against whom such enforcement is directed, or
(iv) to the extent that such amounts described in (i)-(iii) above are insufficient to reimburse the Master Servicer for such costs of enforcement, from the Trust Fund, as provided in Section 9.04.

      If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for the errors or omissions of such Servicer.

      (c) Upon any termination of a Servicer's rights and powers pursuant to its Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Rating Agencies, specifying in such notice that the Master Servicer or any successor servicer, as the case may be, has succeeded the Servicer under the Servicing Agreement, which notice shall also specify the name and address of any such successor servicer.

      (d) Unless otherwise specified herein, the provisions of Section 9.01(b) (relating to the Fannie Mae- and Freddie Mac- approval and MERS membership of any successor servicer, the form of any servicing agreement to be entered into by such successor servicer and the amount of compensation payable thereunder) and the provisions of Section 9.01(c) (relating to notices to the Trustee and the Rating Agencies) shall apply to any proposed transfer or assignment by the Seller of its rights under any Servicing Agreement or of the servicing thereunder or delegation of its rights or duties thereunder or any portion thereof to any other Person other than GMAC or the initial Servicer under such Servicing Agreement; provided that the Seller shall not be required to provide prior notice to anyone other than the Master Servicer of any transfer of servicing that occurs within four months following the Closing Date to GMAC or to an entity that is a Servicer on the Closing Date. In addition, neither the Depositor nor the Trustee shall consent to the

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assignment by any Servicer of such Servicer's rights and obligations under the Servicing Agreement to a successor servicer other than GMAC or a Person that was a Servicer on the Closing Date without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

      The Seller has advised the Depositor, the Trustee and the Master Servicer that it will transfer the servicing of the Mortgage Loans purchased under the Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of January 1, 2004 between GreenPoint and GMAC and currently serviced by GreenPoint to GMAC on or about January 1, 2005 (the "GMAC Servicing Transfer Date") pursuant to a servicing agreement that will contain provisions for scheduled/scheduled servicing of such Mortgage Loans in accordance with customary securitization standards (including express provisions that prohibit GMAC from taking actions with respect to Mortgage Loans it is servicing that could cause an Adverse REMIC Event) and that are consistent with the provisions of this Agreement and providing for a Servicing Fee that is not greater than the Servicing Fee payable to GreenPoint. Not less than 10 Business Days prior to the GMAC Servicing Transfer Date, the Seller shall furnish the Depositor, the Trustee and the Master Servicer with an executed copy of such servicing agreement together with (i) one or more assignment agreements assigning the rights of the Seller thereunder to the Depositor, and from the Depositor to the Trustee, if applicable, and (ii) either (x) Rating Agency approval of such servicing transfer and servicing agreement or (y) a certificate of an authorized officer of the Seller to the effect that the servicing agreement satisfies the requirements of this Agreement. Neither the Trustee nor the Master Servicer shall have any responsibility for determining whether such servicing agreement complies with the provisions of this Agreement, and each of them may, in executing any such assignment agreement rely fully on the Rating Agency approval or Seller certification.

      In connection with any transfer of servicing (whether to GMAC, another initial Servicer, or otherwise), the Seller shall, at its cost and expense, take such steps, or cause the terminated Servicer to take such steps, as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor servicer, including, but not limited to, the following: (A) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the Seller shall cause the prior Servicer to timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage Loans to the successor servicer; (B) prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transmit to any related insurer notification of such transfer of servicing; (C) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to deliver to the successor servicer all Mortgage Documents and any related records or materials; (D) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transfer to the successor servicer all funds held by the prior Servicer in respect of the Mortgage Loans; (E) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the prior Servicer, and to notify the successor servicer of the source and proper application of each such payment or recovery; and (F) the Seller shall cause the prior Servicer to, after the effective date of transfer of servicing to the

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successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request. Notwithstanding the foregoing, the prior Servicer shall be obligated to perform the items listed above to the extent provided in the Servicing Agreement.

      Section 9.02 Assumption of Master Servicing by Trustee.

      (a) In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint as successor master servicer a Fannie-Mae or FHLMC-approved servicer that is acceptable to the Depositor and the Rating Agencies. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer's interest herein and therein to the same extent as if such Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys' fees) incurred by the Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities thereunder.

      (b) The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

      Section 9.03 Representations and Warranties of the Master Servicer.

      (a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

            (i) it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

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            (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

            (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

            (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

            (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

            (vii) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or FHLMC-approved seller/servicer;

            (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

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            (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer;

      (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, the Securities Administrator and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in Section 9.03(a). It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

      Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

      Section 9.04 Compensation to the Master Servicer.

      The Master Servicer shall be entitled to be paid by the Trust Fund, and either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of "Available Distribution Amount" and (iii) amounts representing assumption fees, late payment charges or other ancillary income not included in the definition of "Available Distribution Amount" and which are not required to be remitted by the Servicers to the Securities Administrator or deposited by the Securities Administrator into the Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

      In addition, Depositor agrees, except as otherwise expressly provided herein, to reimburse the Master Servicer, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

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      Section 9.05 Merger or Consolidation.

      Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or its Affiliate whose primary business is the servicing of conventional residential mortgage loans shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or FHLMC and shall have a net worth of not less than $15,000,000.

      Section 9.06 Resignation of Master Servicer.

      Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

      If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time as Wells Fargo Bank, National Association also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

      Section 9.07 Assignment or Delegation of Duties by the Master Servicer.

      Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the

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Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor Master Servicer shall also pay the fees of the Trustee and the Securities Administrator, as provided herein.

      Section 9.08 Limitation on Liability of the Master Servicer and Others.

      Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

      The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers in this Agreement.

      Section 9.09 Indemnification; Third-Party Claims.

      The Master Servicer agrees to indemnify the Depositor, the Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and

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promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

      Section 9.10 Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

      The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

                                   ARTICLE X

                              REMIC ADMINISTRATION

      Section 10.01 REMIC Administration.

      (a) REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.

      (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 86OG(a)(9) of the Code. The "latest possible maturity date" for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

      (c) The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer). The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account, provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by Section 6.20 and this Section.

      (d) The Securities Administrator shall prepare, and the Trustee shall sign and file, as instructed by the Securities Administrator, all of each REMIC's federal and appropriate state tax and information returns as such REMIC's direct representative. The expenses of preparing and

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filing such returns shall be borne by the Securities Administrator. In preparing such returns, the Securities Administrator shall, with respect to each REMIC created hereunder other than the Upper-Tier REMIC (each such REMIC, a "Non-Upper-Tier REMIC"): (i) treat the accrual period for interests in such Non-Upper-Tier REMIC as the calendar month; (ii) account for distributions made from such Non-Upper-Tier REMIC as made on the first day of each succeeding calendar month; (iii) account for income under the all-OID method at the Net WAC; (iv) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (v) account for income and expenses related to such Non-Upper-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such Non-Upper-Tier REMIC.

      (e) The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide, upon receipt of additional reasonable compensation, (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

      (f) The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Securities Administrator, the Master Servicer nor the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action or failing to take such action) to the effect that the contemplated action (or inaction, as the case may be) will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Certificateholders.

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      (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such taxes are not paid by a Residual Certificateholder, the Trustee or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

      (h) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

      (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

      (j) Neither the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

      (k) The Trustee and the Securities Administrator shall treat the Reserve Fund as an "outside reserve fund" within the meaning of Treasury Regulation
Section 1.860G-2(h) that is owned by the holders of the Interest-Only Certificates and that is not an asset of any REMIC. The Trustee and the Securities Administrator shall treat the rights of the Holders of the LIBOR Certificates to receive distributions from the Reserve Fund to cover Net WAC Shortfalls as payments under a cap contract written by the Holders of the Class X-A1, Class X-A2 and Class X-B Certificates in favor of the Holders of the LIBOR Certificates. Thus, each Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3 Certificate shall be treated as representing not only ownership of regular interests in a REMIC, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue prices of the Certificates, the interest rate cap contracts shall be assumed to have a zero value unless and until required otherwise by an applicable taxing authority.

      (l) The Holder of the Class LT-R Certificate shall act as "tax matters person" with respect to each Lower-Tier REMIC and shall act as agent for the Holder of the Class A-R Certificate as "tax matters person" with respect to the Middle-Tier REMIC and the Upper-Tier REMIC and the Securities Administrator shall act as agent for the Holder of the Class LT-R Certificate in such roles, unless and until another party is so designated by the Holder of the Class LT-R Certificate.

      Section 10.02 Prohibited Transactions and Activities.

      Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Assets, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to
Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it

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has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not result in an Adverse REMIC Event, (b) affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

      Section 10.03 Indemnification with Respect to Prohibited Transactions or
                    Loss of REMIC Status.

      Upon the occurrence of an Adverse REMIC Event due to the negligent performance by the Securities Administrator of its duties and obligations set forth herein, the Securities Administrator shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Securities Administrator shall not be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator has relied. Notwithstanding the foregoing, however, in no event shall the Securities Administrator have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Servicing Agreement or under any Acknowledgement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

      Section 10.04 REO Property.

      (a) Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Servicing Agreement, knowingly permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for any REMIC by the REO Property would not result in an Adverse REMIC Event.

      (b) The Depositor shall cause the applicable Servicer (to the extent provided in its Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in its Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of

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the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if such an extension, has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01 Binding Nature of Agreement; Assignment.

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      Section 11.02 Entire Agreement.

      This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

      Section 11.03 Amendment.

      (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake,
(ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or
(iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of

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Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.

      (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

      (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and the Rating Agencies.

      (d) It shall not be necessary for the consent of Holders under this
Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

      (e) Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.

      Section 11.04 Voting Rights.

      Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any

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Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

      Section 11.05 Provision of Information.

      (a) For so long as any of the Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, the Master Servicer and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

      (b) The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K (or other prescribed form) or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 9.23(b) and (ii) a copy of any other document incorporated by reference in the Prospectus. Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

      (c) The Securities Administrator shall promptly furnish to the Depositor and, upon the written request and at the expense of a Holder of a Group 3 Certificate, will make available to such Certificateholder, copies of any notices, statements, reports or other communications including, without limitation, the Underlying Distribution Date Statements, received by the Securities Administrator with respect to the Underlying Certificates. The Securities Administrator shall make available copies of all Underlying Distribution Date Statements to the Rating Agencies promptly after its receipt of the same.

      (d) On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

      Section 11.06 Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

      Section 11.07 Notices.

      All requests, demands, notices, authorizations, directions, consents, waivers and communications hereunder shall be in writing and shall be deemed to have been duly given when

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received by (a) in the case of the Depositor, Sequoia Residential Funding, Inc., One Belvedere Place, Suite 330, Mill Valley, CA 94941, telecopy number (415) 381-1773, Attention: Sequoia Mortgage Trust 2004-12, (b) in the case of the Seller, RWT Holdings, Inc., One Belvedere Place, Suite 330, Mill Valley, CA 94941 telecopy number (415) 381-1773, Attention: Sequoia Mortgage Trust 2004-12,
(c) in the case of the Master Servicer or the Securities Administrator, Wells Fargo Bank, National Association, P.O. Box 98, Columbia, Maryland 21046 (or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), telecopy number (410) 715-2380, Attention: Sequoia Mortgage Trust 2004-12, and
(d) with respect to the Trustee or the Certificate Registrar, its respective Corporate Trust Office, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 11.07.

      Section 11.08 Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 11.09 Indulgences; No Waivers.

      Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

      Section 11.10 Headings Not To Affect Interpretation.

      The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

      Section 11.11 Benefits of Agreement.

      Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 11.15.

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      Section 11.12 Special Notices to the Rating Agencies.

      (a) The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

            (i) any amendment to this Agreement pursuant to Section 11.03;

            (ii) any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

            (iii) the occurrence of any Event of Default described in Section 6.14;

            (iv) any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

            (v) the appointment of any successor to any Master Servicer pursuant to Section 6.14;

            (vi) the making of a final payment pursuant to Section 7.02; and

            (vii) any termination of the rights and obligations of any Servicer under the applicable Servicing Agreement.

      (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

      If to Moody's, to:

      Moody's Investors Service, Inc.
      99 Church Street
      New York, New York 10007
      Attention: Residential Mortgages

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      If to S&P, to:

      Standard & Poor's Ratings Services,
       a division of The McGraw-Hill Companies, Inc.
      55 Water Street
      New York, New York 10041
      Attention: Residential Mortgages

      If to Fitch Ratings, to:

      Fitch, Inc.
      One State Street Plaza
      New York, New York 10004
      Attention: Residential Mortgages

      (c) The Securities Administrator shall provide or make available to the Rating Agencies reports prepared pursuant to Section 4.02. In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator.

      (d) The Depositor hereby represents to S&P that, to the Depositor's knowledge, the information provided to such Rating Agency, including the loan level detail, is true and correct according to such Rating Agency's requirements.

      Section 11.13 Conflicts.

      To the extent that the terms of this Agreement conflict with the terms of any Servicing Agreement, the related Servicing Agreement shall govern.

      Section 11.14 Counterparts.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

      Section 11.15 No Petitions.

      The Trustee and the Master Servicer, by entering into this Agreement, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

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      IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                        SEQUOIA RESIDENTIAL FUNDING, INC.,
                                        as Depositor

                                        By: _________________________________
                                            Name: John H. Isbrandtsen
                                            Title: Vice President

                                        HSBC BANK USA, NATIONAL ASSOCIATION,
                                        as Trustee

                                        By: _________________________________


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Master Servicer

                                        By: _________________________________
                                            Name:
                                            Title:

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Securities Administrator

                                        By: _________________________________
                                            Name:
                                            Title:

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Pooling and Servicing Agmt.

Solely for purposes of Section 2.04 and 9.01(d)
accepted and agreed to by:

RWT HOLDINGS, INC.

By: ____________________________
    John H. Isbrandtsen
    Authorized Signatory

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Pooling and Servicing Agmt.

                                    EXHIBIT A

                              FORMS OF CERTIFICATES

                                  [See Tab #   ]

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                                    EXHIBIT B

          FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF    )
            )     ss.:
COUNTY OF   )

      [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

      1.    That he [she] is [title of officer] ________________________ of
            [name of Purchaser] _________________________________________ (the
            "Purchaser"), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

      2.    That the Purchaser's Taxpayer Identification Number is [    ].

      3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any "electing large partnership" within the meaning of Section 775 of the Code, or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

      4. That the Purchaser either (x) is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
            Section 4975 of the Code ("Code"), (collectively, a "Plan") or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; (y) if the Residual Certificate has been subject to an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an "insurance company

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

            general account" as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Depositor, the Master Servicer or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

      5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of December 1, 2004 (the "Agreement"), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee with respect to Sequoia Mortgage Trust 2004-12 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar and Trustee have received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

      6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

      7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

      8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee and the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

      9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual

127551 Sequoia 2004-12
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            Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

      10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor, the Trustee and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Trustee and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

      11. The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

      12. That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

      13. That the Purchaser consents to the designation of the Securities Administrator to act as agent for the "tax matters person" of each REMIC created by the Trust Fund pursuant to the Agreement.

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Pooling and Servicing Agmt.

      IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

                                             ___________________________________
                                             [name of Purchaser]

                                             By:______________________________
                                                Name:
                                                Title:

      Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

      Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

______________________________

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________ 20__.

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                                    EXHIBIT C

              RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

                                                         _______________________
                                                                  Date

Re:   Sequoia Mortgage Trust 2004-12
      Mortgage Pass-Through Certificates

      _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                          Very truly yours,

                                          __________________________________
                                          Name:
                                          Title:

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Pooling and Servicing Agmt.

                                    EXHIBIT D

                           FORM OF CUSTODY AGREEMENTS

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                                    EXHIBIT E

                          LIST OF SERVICING AGREEMENTS

1. Master Servicing Agreement between RWT Holdings, Inc. ("RWT") and Morgan Stanley Dean Witter Credit Corporation, dated August 1, 2002, as modified by the related Acknowledgements.

2. Mortgage Loan Flow Purchase, Sale & Servicing Agreement among RWT, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as Sellers, and Cendant, as Servicer, dated August 1, 2002, and the Additional Collateral Servicing Agreement between RWT and Cendant, dated August 1, 2002, each as modified by the related Acknowledgements.

3. Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of August 1, 2002, between RWT and GreenPoint Mortgage Funding, Inc., as modified by the related Acknowledgements.

4. Flow Mortgage Loan Sale and Servicing Agreement, dated as of April 1, 2003, between RWT and Bank of America, N.A., as modified by the related Acknowledgements.

5. Loan Servicing Agreement, dated as of February 1, 2004, between RWT and GMAC Mortgage Corporation, as modified by the related Acknowledgements.

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                                    EXHIBIT F

                           LIST OF PURCHASE AGREEMENTS

1. Master Mortgage Loan Purchase Agreement between RWT Holdings, Inc. ("RWT") and Morgan Stanley Dean Witter Credit Corporation, dated August 1, 2002, as modified by the related Acknowledgements.

2. Mortgage Loan Flow Purchase, Sale & Servicing Agreement among RWT, Cendant Mortgage Corporation ("Cendant") and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as Sellers, and Cendant, as Servicer, dated August 1, 2002, as modified by the related Acknowledgements.

3. Flow Mortgage Loan Sale and Servicing Agreement, dated as of April 1, 2003, between RWT and Bank of America, N.A., as modified by the related Acknowledgements.

4. Seller's Purchase Warranties and Interim Servicing Agreement, dated as of January 1, 2004, between GreenPoint and GMAC Mortgage Corporation ("GMAC"), as modified by the related Acknowledgements.

5. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of March 1, 2004 between RBC Mortgage Company and GMAC, as modified by the related Acknowledgements.

6. Mortgage Loan Flow Purchase and Sale Agreement, dated as of May 1, 2004 between E*Trade Mortgage Corporation and GMAC, as modified by the related Acknowledgements.

7. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of February 1, 2004 between GMAC and Market Street Mortgage Corporation, as modified by the related Acknowledgements.

8. Mortgage Loan Purchase and Sale Agreement, dated as of April 1, 2004, between GMAC and American Mortgage Network, Inc., as modified by the related Acknowledgements.

9. Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of June 1, 2004, between GMAC and First Magnus Financial Corporation, as modified by the related Acknowledgements.

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                                    EXHIBIT G

                      LIST OF LIMITED PURPOSE SURETY BONDS

1. Ambac Assurance Corporation Surety Bond No. AB0240BE, issued March 17, 1999, for Morgan Stanley Dean Witter Credit Corporation loans.

2. Ambac Assurance Corporation Surety Bond No. AB0039BE, issued February 26, 1996, for Merrill Lynch Credit Corporation loans.

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                                    EXHIBIT H

                     FORM OF RULE 144A TRANSFER CERTIFICATE

Re:   Sequoia Mortgage Trust 2004-12
      Mortgage Pass-Through Certificates

      Reference is hereby made to the Pooling and Servicing Agreement, dated as of December 1, 2004 (the "Pooling and Servicing Agreement"), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

      This letter relates to $__________ initial Certificate Balance of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of ______________ (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

      In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriters and the Depositor.

                                           _____________________________________
                                           [Name of Transferor]

                                           By:__________________________________
                                              Name:
                                              Title:

Dated: ___________, ____

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

                                    EXHIBIT I

                         FORM OF PURCHASER'S LETTER FOR
                        INSTITUTIONAL ACCREDITED INVESTOR

                                                          Date

Dear Sirs:

      In connection with our proposed purchase of $______________ principal amount of Sequoia Mortgage Trust 2004-12 Mortgage Pass-Through Certificates (the "Privately Offered Certificates") of Sequoia Residential Funding, Inc. (the "Depositor"), we confirm that:

(1) We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within two years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or
      (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of December 1, 2004 (the "Agreement"), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

(3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

(6) If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

      Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

      You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                           Very truly yours,

                                           _____________________________________
                                           [Purchaser]

                                           By:________________________________
                                              Name:
                                              Title:

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

                                    EXHIBIT J

                        FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK       )
                        )       ss.:
COUNTY OF NEW YORK      )

      The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is the ______________________ of ______________ (the
   "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

         2. The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), (collectively, a "Plan") or a person acting on behalf of any such Plan or investing the assets of any such Plan;
   (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an "insurance company general account" as defined in
   Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, dated as of December 1, 2004 (the "Agreement"), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as Securities Administrator, and HSBC Bank USA, National Association, as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

         3. The Investor hereby acknowledges that under the terms of the Agreement, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

                                           _____________________________________
                                           [Investor]

                                           By:______________________________
                                              Name:
                                              Title:

ATTEST:

____________________________

STATE OF               )
                       )        ss.:
COUNTY OF              )

            Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

            Subscribed and sworn before me this _____ day of _________ 20___.

                                               ________________________________
                                               NOTARY PUBLIC

                                               My commission expires the
                                               _____ day of __________ 20___.

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

                                    EXHIBIT K

                        FORM OF LETTER OF REPRESENTATIONS
                        WITH THE DEPOSITORY TRUST COMPANY

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

                                    EXHIBIT L

                                   [RESERVED]

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

                                    EXHIBIT M

                     FORM OF CERTIFICATION TO BE PROVIDED TO
                    DEPOSITOR BY THE SECURITIES ADMINISTRATOR

                  Sequoia Mortgage Trust 2004-12 (the "Trust")
                       Mortgage Pass-Through Certificates

   I, ____________________, a ______________ of Wells Fargo Bank, National
   Association ("Wells Fargo"), as Securities Administrator of the Trust, hereby certify to Sequoia Residential Funding, Inc. (the "Depositor") and its officers, directions and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1. The Depositor has provided to the Securities Administrator a written notice listing all of the monthly distribution reports that were prepared by the Securities Administrator and that will be included in the Depositor's Form 10-K for the Trust's fiscal year ending on _____________. I have reviewed each of such distribution reports.

      2. Based on my knowledge, the information in these distribution reports prepared by the Securities Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report.

      3. Based on my knowledge, the distribution information required to be provided by the Securities Administrator under the Pooling and Servicing Agreement, dated as of December 1, 2004, among the Depositor, Wells Fargo, as Master Servicer and Securities Administrator, and HSBC Bank USA, National Association, as Trustee creating the Trust is included in these reports.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

                                            WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION,
                                            as Securities Administrator

Dated: _________________                    By: _____________________________
                                            Name:
                                            Title:

127551 Sequoia 2004-12
Pooling and Servicing Agmt.

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE

127551
Sequoia 2004-12
Pooling and Servicing Agmt.